As filed with the Securities and Exchange Commission on April 12, 2002
                                             Securities Act File No. 333-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form N-14


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]


                           Pre-Effective Amendment No.

                          Post-Effective Amendment No.


                          ING INTERNATIONAL FUND, INC.
                   (Formerly Pilgrim International Fund, Inc.)
               (Exact Name of Registrant as Specified in Charter)


         7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
               (Address of Principal Executive Offices) (Zip Code)


                                 1-800-992-0180
                  (Registrant's Area Code and Telephone Number)


                              Kimberly A. Anderson
                              ING Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                     (Name and Address of Agent for Service)

                                 With copies to:

                             Jeffrey S. Puretz, Esq.
                                     Dechert
                              1775 Eye Street, N.W.
                            Washington, DC 20006-2401

                                 ---------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

      It is proposed that this filing will become effective on May 12, 2002 pursuant to Rule 488 under the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------

     No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                            ING European Equity Fund
                     (formerly Pilgrim European Equity Fund)
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                              ____________ __, 2002


Dear Shareholder:

     Your Board of Trustees has called a special meeting of shareholders ("Special Meeting") of ING European Equity Fund, formerly Pilgrim European Equity Fund ("European Equity Fund") scheduled to be held at 8:00 a.m., local time, on July 22, 2002 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     The Board of Trustees of European Equity Fund has reviewed and recommends the proposed reorganization (the "Reorganization") of European Equity Fund, which is managed by ING Investments, LLC, formerly ING Pilgrim Investments, LLC ("ING Investments"), into ING International Fund, formerly Pilgrim International Fund ("International Fund"), which is also managed by ING Investments (each a "Fund", and collectively, the "Funds"). Both Funds are members of the mutual fund group called the "ING Funds," formerly known as the "Pilgrim Funds."

     If approved by shareholders, you will become a shareholder of International Fund on the date that the Reorganization occurs. The Reorganization would provide shareholders of European Equity Fund with an opportunity to participate in a larger fund with similar investment objectives and strategies.

     You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of each of the Funds for your evaluation.

     After careful consideration, the Board of Trustees of European Equity Fund unanimously approved this proposal and recommends shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN JULY 21, 2002.

     European Equity Fund is using Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc. reminding you to exercise your right to vote. We appreciate your participation and prompt response in this matter and thank you for your continued support.


                                          Sincerely,


                                          James M. Hennessy,
                                          President and Chief Executive Officer

                            ING European Equity Fund
                     (formerly Pilgrim European Equity Fund)
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           OF ING EUROPEAN EQUITY FUND
                           SCHEDULED FOR JULY 22, 2002


To the Shareholders:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING European Equity Fund, formerly Pilgrim European Equity Fund ("European Equity Fund") is scheduled for July 22, 2002 at 8:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     At the Special Meeting, you will be asked to consider and approve the following proposals:

     (1) To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among European Equity Fund and ING International Fund, formerly Pilgrim International Fund
          ("International Fund"), providing for the merger of European Equity Fund with and into International Fund; and

     (2) To transact such other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on May 2, 2002, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to European Equity Fund or by voting in person at the Special Meeting.

                                          By Order of the Board of Trustees


                                          Kimberly A. Anderson,
                                          Vice President and Secretary


_________ __, 2002

                             ING INTERNATIONAL FUND
                      (FORMERLY PILGRIM INTERNATIONAL FUND)
                           PROXY STATEMENT/PROSPECTUS

                             ______________ __, 2002

                                TABLE OF CONTENTS


INTRODUCTION...................................................................1

SUMMARY........................................................................2

   The Proposed Reorganization.................................................2
   Comparison of Investment Objectives and Strategies..........................5
   Comparison of Portfolio Characteristics.....................................7
   Relative Performance........................................................8
   Performance of International Fund...........................................9
   Comparison of Investment Techniques and Principal Risks
     of Investing in the Funds................................................11

COMPARISON OF FEES AND EXPENSES...............................................12

   Management Fees............................................................12
   Administration Fees........................................................12
   Distribution and Service Fees..............................................13
   Expense Limitation Agreements..............................................13
   Expense Tables.............................................................14
   General Information........................................................17

INFORMATION ABOUT THE REORGANIZATION..........................................17

   The Reorganization Agreement...............................................17
   Reasons for the Reorganization.............................................17
   Board Considerations.......................................................18
   Tax Considerations.........................................................19
   Expenses of the Reorganization.............................................19

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................19

   Form of Organization.......................................................19
   Distributor................................................................19
   Dividends and Other Distributions..........................................20
   Capitalization.............................................................20
   Portfolio Managers of International Fund...................................21

GENERAL INFORMATION ABOUT THE PROXY STATEMENT.................................21

   Solicitation of Proxies....................................................21
   Voting Rights..............................................................22
   Other Matters to Come Before the Special Meeting...........................22
   Shareholder Proposals......................................................22
   Reports to Shareholders....................................................23

APPENDICES...................................................................A-E

   Portfolio Managers' Report for International Fund.........................A-1
   Form of Agreement and Plan of Reorganization..............................B-1
   Additional Information Regarding International Fund.......................C-1
   List of ING Funds.........................................................D-1
   Security Ownership of Certain Beneficial and Record Owners................E-1

                           PROXY STATEMENT/PROSPECTUS

                             _____________ __, 2002

                             ING INTERNATIONAL FUND
                      (FORMERLY PILGRIM INTERNATIONAL FUND)
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                                  INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to you in connection with a special meeting of shareholders of ING European Equity Fund, formerly Pilgrim European Equity Fund ("European Equity Fund") to be held on July 12, 2002 ("Special Meeting"). As more fully described in this Proxy Statement, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of European Equity Fund into ING International Fund, formerly Pilgrim International Fund ("International Fund") (each a "Fund" and collectively, the "Funds").

     Under an Agreement and Plan of Reorganization (the "Reorganization Agreement"), European Equity Fund would transfer of all its assets to International Fund in exchange for shares of beneficial interest of International Fund and the assumption by International Fund of European Equity Fund's liabilities.

     Because you, as a shareholder of European Equity Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of International Fund, this Proxy Statement also serves as a Prospectus for International Fund. International Fund is a diversified series of an, open-end management investment company. International Fund's investment objective is to seek long-term growth of capital. The Fund, under normal market conditions, seeks to achieve its investment objective by investing at least 65% of its net assets in the equity securities of issuers located in countries outside of the U.S. when the portfolio manager believes they present attractive investment opportunities, as described more fully below.

     This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization Agreement. A Statement of Additional Information ("SAI") relating to this Proxy Statement dated _______ __, 2002 containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, strategies and restrictions of the Funds, see the Class A, B, C and M Prospectus and the SAI for the Funds, dated March 1, 2002, which are incorporated herein by reference. Each Fund also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for International Fund dated October 31, 2001 is incorporated herein by reference. You may receive a copy of the most recent Prospectus, SAI, SAI relating to the Proxy Statement, annual report and most recent semi-annual report for either of the Funds, without charge by contacting the Funds at ING
Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180.

     You can copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Class A, B, C and M International Funds Prospectus (the "ING Prospectus") and the Reorganization Agreement, which is attached hereto as Appendix B.

THE PROPOSED REORGANIZATION

     On February 26, 2002, the Board of Trustees of European Equity Fund approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

     * the transfer of all of the assets of European Equity Fund to International Fund in exchange for shares of beneficial interest of International Fund;

     * the assumption by International Fund of all of the liabilities of European Equity Fund;

     * the distribution of International Fund shares to the shareholders of European Equity Fund; and

     *    the complete liquidation of European Equity Fund.

     As a result of the Reorganization, each owner of each class of shares of European Equity Fund would become a shareholder of the same class of shares of International Fund. The Reorganization is expected to be effective on ____ , 2002, or such other date as the parties may agree ("Closing Date").

     Each shareholder will hold, immediately after the Closing Date, shares of the corresponding Class of International Fund having an aggregate value equal to the aggregate value of the shares of the Class of European Equity Fund held by that shareholder as of the Closing Date.

     The Reorganization is one of several reorganizations that are proposed or have already taken place among various ING Funds. The ING Fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of a number of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in the ING Fund complex, thereby eliminating inefficiencies and confusion about overlapping funds, and are intended to replace funds that are too small to be viable. ING Investments, LLC, formerly ING Pilgrim Investments, LLC ("ING Investments" or the "Adviser"), the investment adviser to both of the Funds, also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

     In considering whether to approve the Reorganization, you should note that:

     *    The  Funds  have   investment   objectives  and  strategies  that  are
          substantially similar;

     * Of the $21.4 million in European Equity, $18.8, or 88% is seed capital invested by ING (as of December 31, 2001). Without the ING assets, at $2.6 million, management believes that the fund simply is too small to be viable;

     * The 1 year and 3 year performance as of December 31, 2001 of International Fund is superior to that of European Equity Fund; (1)

----------
(1) Past performance is not necessarily an indication of how either Fund will perform in the future.

     * International Fund, which commenced operations in 1994, has a longer track record than European Equity Fund;

     * The International Fund will provide shareholders with the opportunity to participate in securities markets in Europe and places other than Europe; and

     * The proposed Reorganization is expected to result in lower gross expenses per share for all Classes, but expenses per share that are higher than the current expenses borne by the European Equity Fund after the expense reimbursements from management. The operating expenses (unaudited), expressed as a percentage of net asset value per share of each Class of each Fund based on the fiscal year ended October 31, 2001, are as follows:

                                                    CLASS A    CLASS B   CLASS C
                                                    -------    -------   -------
     BEFORE THE MERGER

          *    European Equity Fund
               before expense reimbursement from
               management:                           3.07%      3.75%     3.74%

          *    European Equity Fund after expense
               reimbursement from management:(1)(2)  1.90%      2.65%     2.65%

          *    International Fund:(3)(4)             2.47%      3.27%     3.27%

     AFTER THE MERGER

          *    PRO FORMA estimated expenses:         2.45%      3.20%     3.20%

     Approval of the Reorganization Agreement requires the vote, in person or by proxy, of a majority of the shares of European Equity Fund. The Declaration of Trust defines a "quorum" as one-third of the shares entitled to vote.

----------
(1) ING Investments has entered into an expense limitation agreement with European Equity Fund that limits expenses of the Fund to 1.90%, 2.65%, 2.65% for Class A, Class B and Class C, respectively. The expense limitation agreement is contractual and will continue at least through October 31, 2002. Thereafter, the expense limitation agreement shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

(2)  Adjusted to reflect current expense limitation agreements.

(3) ING Investments has agreed to enter into an expense limitation agreement with International Fund that limits expenses of the Fund to 2.75%, 3.50% and 3.50% for Class A, Class B, and Class C, respectively. The expense limitation agreement is contractual and will continue at least through October 31, 2002. Thereafter, the expense limitation agreement shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement. Currently, the Fund's expenses are below the expense limitation amounts.

(4) Excludes one-time merger fees of 0.04%, 0.05% and 0.04% for Class A, B and C, respectively, of International Fund incurred in connection with the merger of another investment company into the Fund.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF EUROPEAN EQUITY FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

     The  following   summarizes  the  investment   objective,   strategies  and
management  differences,  if any, between International Fund and European Equity
Fund:

------------------------------------------------------------------------------------------------------------------
                                     EUROPEAN EQUITY FUND                         INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVE       Seeks long-term capital appreciation.        Seeks long-term growth of capital.

INVESTMENT STRATEGIES      *  Normally invests at least 80% of its      *  Normally invests at least 65% of its net
                              assets in a portfolio of equity              assets in equity securities of issuers
                              securities of European issuers.              located outside the U.S., including
                                                                           emerging markets.

                           *  The Sub-Adviser considers European        *  May invest up to 35% of its assets
                              issuers to be companies whose                in securities of U.S. issuers,
                              securities are principally traded            including investment grade debt
                              in the European capital markets,             securities.
                              that derive at least 50% of their
                              total revenues from either goods
                              produced or services rendered in
                              countries located in the European
                              Union and those countries eligible
                              to join the European Union from
                              time to time, regardless of where
                              the securities are principally
                              traded, or that are organized under
                              the laws of and have a principal
                              office in a European country.

                           *  Investments are generally in common       *  Invests primarily in companies with
                              stocks of large companies whose              a large market capitalization, but
                              market capitalizations are usually           may also invest in mid-and
                              in excess of $10 billion. May also           small-size companies.
                              invest in mid-sized companies.

                           *  Uses a highly disciplined five-step       *  The Fund generally invests at least
                              process that seeks to identify               75% of its total assets in common
                              underpriced earnings growth in               and preferred stocks, warrants and
                              European companies. The five steps           convertible securities.
                              are: (1) ranking the possible
                              investments according to trading          *  The portfolio managers primarily
                              volume and liquidity relative to             use "bottom-up" fundamental
                              their peers; (2) performing                  analysis to identify stocks which
                              additional screens to determine              they believe offer good value
                              which companies should be further            relative to their peers in the same
                              researched; (3) performing                   industry, sector or region. They
                              fundamental analysis of cyclical             also use "top-down" analysis to
                              and non-cyclical market sectors and          identify important themes or issues
                              companies to identify underpriced            which may affect the investment
                              earnings or cash flow growth; (4)            environment in certain regions or
                              determining portfolio weightings             sectors and to estimate regional
                              within each sector; and (5)                  market risks.
                              continuously monitoring the
                              portfolio to maintain favorable           *  The Fund is generally expected to
                              risk-reward relationships.                   engage in frequent and active
                                                                           trading of its portfolio
                                                                           securities.

INVESTMENT ADVISER         ING Investments, LLC                         ING Investments, LLC

------------------------------------------------------------------------------------------------------------------
                                     EUROPEAN EQUITY FUND                         INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------------

SUB-ADVISER                ING Investment Management Advisors B.V.      None

PORTFOLIO MANAGERS         Adrian van Tiggelen                          Richard T. Saler and Philip A. Schwartz
------------------------------------------------------------------------------------------------------------------

     As you can see from the chart above, the Funds have similar investment objectives. However, the European Equity Fund invests 80% of its assets in equity securities of European issuers, whereas the International Fund invests in Europe as well as other global regions. Both Funds invest primarily outside the United States.

COMPARISON OF PORTFOLIO CHARACTERISTICS

The following table compares certain characteristics of the portfolios of the Funds as of October 31, 2001:

-----------------------------------------------------------------------------------------------------------------------
                                     EUROPEAN EQUITY FUND                            INTERNATIONAL FUND
-----------------------------------------------------------------------------------------------------------------------
Net Assets                                $20,311,071                                    $40,970,643

Number of Holdings                            123                                             99

Portfolio Turnover Rate(1)                     79%                                           169%

Average market capitalization
(in dollar amounts)                      $29.7 billion                                  $25.5 billion

As a percentage of net assets:
   Equity Securities                           98%                                            90%
   Non--U.S. Equities                          98%                                            83%
   Developed Markets                           98%                                            87%
   Emerging Markets                            --                                              3%
   European Markets                            98%                                            57%

Companies with market caps of
(as % of net assets):
   $10 billion or more                         85%                                            46%
   $5 billion to less than $10
   billion                                     10%                                            14%
   $1 billion to less than $5
   billion                                      3%                                            16%
   Less than $1 billion                        --                                             13%

Top 5 Industries           Banks                                18.35%      Pharmaceuticals                       9.81%
  (as % of net assets)     Telecommunications                   15.13%      Banks                                 8.44%
                           Oil and Gas                          11.82%      Diversified Financial Services        8.42%
                           Pharmaceuticals                      10.88%      Telecommunications                    8.40%
                           Insurance                             8.19%      Oil and Gas Services                  7.31%

Top 5 Countries            United Kingdom                       35.71%      United Kingdom                       18.49%
  (as % of net assets)     France                               13.15%      Japan                                15.83%
                           Germany                              11.22%      Switzerland                           8.20%
                           Switzerland                          10.18%      France                                7.82%
                           Netherlands                           9.30%      United States                         6.59%

                                                                            iShares, Inc. (MSCI United Kingdom
Top 10 Equity Holdings     Vodafone Group PLC                    4.65%      Index Fund)                           3.04%
  (as % of net assets)     BP PLC                                4.02%      Novartis AG ADR                       2.50%
                           Shell Transport & Trading Co. PLC     3.64%      Royal Dutch Petroleum Co. ADR         2.11%
                           TotalFinaElf SA                       2.92%      Vodafone Group PLC                    1.95%
                           GlaxoSmithKline PLC                   2.86%      Fortis (B)                            1.79%
                           Nokia OYJ                             2.49%      BP PLC                                1.71%
                           Novartis AG                           2.17%      Sony Corp.                            1.64%
                           HSBC Holdings PLC                     2.12%      GlaxoSmithKline PLC                   1.60%
                           Nestle SA                             2.00%      Roche Holding AG                      1.54%
                           Royal Bank of Scotland Group PLC      1.76%      Teva Pharmaceutical Industries ADR    1.52%

----------
(1)  For the fiscal year ended October 31, 2001.

RELATIVE PERFORMANCE
--------------------------------------------------------------------------------

     The following table shows, for the periods shown, the annual total return for: (i) Class A shares of European Equity Fund; (ii) Class A shares of International Fund; (iii) the FT-Europe Index; and (iv) the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index). Performance of the Funds in the table does not reflect the deduction of sales loads, and would be lower if it did. The index has an inherent performance advantage over the Funds since it has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Each Fund's past performance is not an indication of its future performance.

     CALENDAR
       YEAR        EUROPEAN EQUITY    INTERNATIONAL    FT-EUROPE    MSCI EAFE
   PERIOD/ENDED         FUND(1)          FUND(2)        INDEX(3)     INDEX(4)
   ------------         ----             -------        --------     --------

     12/31/94             N/A             5.87%           N/A           8.06%

     12/31/95             N/A             5.77%           N/A          11.55%

     12/31/96             N/A            13.46%           N/A           6.36%

     12/31/97             N/A             1.56%           N/A           2.06%

     12/31/98             N/A            19.02%           N/A          20.33%

     12/31/99           18.59%           47.50%         14.19%         27.30%

     12/31/00           -7.59%           -8.30%         -7.42%        -13.96%

     12/31/01          -23.98%          -20.27%          -21.45%      -21.21%

----------
(1)  European Fund commenced operations on December 15, 1998.

(2) International Fund commenced operations on January 3, 1994. Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as the investment adviser to International Fund and the Fund's shares were sold on a no load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares. Lexington was acquired by the parent of ING Investments on July 26, 2000. Richard T. Saler has been primarily responsible for managing the Fund since July 1994, and continued to manage the Fund after the July 26, 2000 transaction.

(3) The FT-Europe Index is a widely recognized, unmanaged index of European stock markets.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.

PERFORMANCE OF INTERNATIONAL FUND

     The following bar chart and table provide an indication of the risks of investing in International Fund by showing (on a calendar year basis) changes in International Fund's annual total return from year to year and by showing (on a calendar year basis) how International Fund's average annual returns for one year, five years and since inception compare to those of the MSCI EAFE Index. The information in the bar chart is based on the performance of the Class A shares of International Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. International Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distributions, if any. The MSCI EAFE Index is unmanaged.

                       CALENDAR YEAR-BY-YEAR RETURNS(1)(2)

   1992   1993   1994   1995    1996   1997    1998    1999    2000      2001
   ----   ----   ----   ----    ----   ----    ----    ----    ----      ----
                 5.87%  5.77%  13.46%  1.56%  19.02%  47.50%  -8.30%   -20.27%

----------
(1) International Fund commenced operations on January 3, 1994. During the period shown in the chart, the Fund's best quarterly performance was 27.01% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was -13.08% for the quarter ended September 30, 2001.

(2) Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as the investment adviser to the International Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares. Lexington was acquired by the parent of ING Investments on July 26, 2000. Richard T. Saler has been primarily responsible for managing the Fund since July 1994, and continued to manage the Fund after the July 26, 2000 transaction.

     The following table shows what the average annual total returns of International Fund would equal if you averaged out actual performance over various lengths of time assuming that a shareholder paid the maximum front-end contingent deferred sales charge for the applicable class compared to the MSCI EAFE Index, an unmanaged index. The MSCI EAFE Index has an inherent performance advantage over International Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. International Fund's performance reflected in the table below assumes the deduction of the maximum sales charge in all cases. The tables also show returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

     Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     In some cases, the return after-taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

     After tax-returns are shown for Class A shares only. After-tax returns for other Classes will vary.

               INTERNATIONAL FUND -- AVERAGE ANNUAL TOTAL RETURNS
                    for the periods ended December 31, 2001

                                                                       SINCE          SINCE           SINCE
                                                                    INCEPTION OF   INCEPTION OF    INCEPTION OF
                                              1 YEAR     5 YEARS     CLASS A(1)     CLASS B(1)      CLASS C(1)
                                              ------     -------     ----------     ----------      ----------
Class A before taxes(2)                       -24.84%      4.27%       5.78%            N/A             N/A

Class A after taxes on distributions(2)       -24.84%      0.92%       2.90%            N/A             N/A

Class A after taxes on distributions and
sale of Fund shares(2)                        -15.13%      2.46%       3.69%            N/A             N/A

Class B before taxes(3)                       -24.69%       N/A         N/A          -22.49%            N/A

Class C before taxes(4)                       -21.61%       N/A         N/A             N/A          -17.25%

MSCI EAFE Index (reflects no deduction of
fees, expenses or taxes) (5)                  -21.21%      1.17%       3.91%(6)      -21.02%(7)      -21.02%(7)

----------
(1) Class A shares commenced operations on January 3, 1994. Class B commenced operations on August 22, 2000. Class C commenced operations on September 15, 2000.

(2)  Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales shares of 5% and 4% for the 1 year and since inception returns.

(4)  Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.

(6)  Index return is for the period beginning January 1, 1994.

(7)  Index return is for the period beginning September 1, 2000.

The following table shows the performance of International Fund if sales charges are not reflected.

                 INTERNATIONAL FUND AVERAGE ANNUAL TOTAL RETURNS
                    for the periods ended December 31, 2001

                                                                       SINCE          SINCE           SINCE
                                                                    INCEPTION OF   INCEPTION OF    INCEPTION OF
                                              1 YEAR     5 YEARS     CLASS A(1)     CLASS B(1)      CLASS C(1)
                                              ------     -------     ----------     ----------      ----------
Class A before taxes                          -20.27%     5.51%        6.57%           N/A              N/A

Class B before taxes                          -20.73%      N/A          N/A         -20.33%             N/A

Class C before taxes                          -20.82%      N/A          N/A            N/A           -17.25%

MSCI EAFE Index (reflects no deduction of
fees, expenses or taxes)(2)                   -21.21%     1.17%        3.91%(3)     -21.02%(4)       -21.02%(4)

----------
(1) Class A shares commenced operations on January 3, 1994. Class B commenced operations on August 22, 2000. Class C commenced operations on September 15, 2000.

(2) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.

(3)  Index return is for the period beginning January 1, 1994.

(4)  Index return is for the period beginning September 1, 2000.

     For a discussion by the Portfolio Managers regarding the performance of International Fund for the fiscal year ended October 31, 2001, see Appendix A to this Proxy Statement/Prospectus. Additional information about International Fund is included in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE
FUNDS

     Because the Funds have investment objectives and strategies that are substantially similar in many respects, many of the risks of investing in International Fund are similar to the risks of investing in European Equity Fund, except that the European Equity Fund has greater exposure to the risks of investment in a single region -- Europe. You may lose money on your investment in either Fund. The value of each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund's shares. The following summarizes the principal investment techniques and risks of investing in the Funds.

     EQUITY SECURITIES. Both European Equity Fund and International Fund are subject to risks associated with investing primarily in equity securities. These risks include market risk, issuer risk, credit risk, price volatility risk and market trends risk. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Credit risk is the risk that an issuer may not be able to meet its financial obligations when due, including payments on outstanding debt. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Additionally, both Funds invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

     FOREIGN SECURITIES. Both Funds will invest primarily in foreign securities. There are certain risks in owning foreign securities, including: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     RISK OF EMERGING MARKET INVESTMENTS. Both Funds - may invest in securities of emerging market countries. Because of less developed markets and economies and, in some countries, less mature governments or governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

     PORTFOLIO TURNOVER. International Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective, and normally has a portfolio turnover rate of at least 100%. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund. For the fiscal year ended October 31, 2001, the portfolio turnover rate for International Fund was 169%.

     INABILITY TO SELL SECURITIES. Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size companies, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Funds could lose money if they cannot sell a security at the time and price that would be most beneficial to the Funds.

     TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or subadviser to the Funds anticipates unusual market or other conditions, the Funds may temporarily depart from their principal investment strategies as a defensive measure. To the extent either Fund is engaged in temporary defensive investments, it may not be pursuing its investment objective.

                         COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of International Fund, see "Appendix C: Additional Information Regarding International Fund."

MANAGEMENT FEES

     The management fee, as a percentage of the Fund's average daily net assets, for International Fund is 1.00%. The management fee paid by European Equity Fund is 1.15% of the Fund's average daily net assets.

ADMINISTRATION FEES

     The Administration fee for each Class of shares of both Funds is 0.10%.

DISTRIBUTION AND SERVICE FEES

     The distribution (12b-1) and service fees for Class A shares of European Equity Fund are 0.10% higher than those of Class A shares of International Fund (0.35% verses 0.25%). Both European Equity Fund and International Fund have the same distribution (12b-1) and service fees for Class B and Class C shares (1.00%).

EXPENSE LIMITATION ARRANGEMENTS

     Expense limitation arrangements are in place for each Fund. Under the terms of the expense limitation agreements, ING Investments has agreed to limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years.

     The current expense limitation agreement for European Equity Fund is contractual and provides that it will remain in effect through at least October 31, 2002. The expense limitations for Class A, Class B, Class C of European Equity Fund are at annual rates of 1.90%, 2.65%, and 2.65% , respectively. Thereafter, the expense limitation agreement shall renew automatically for one year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

     The current expense limitation agreement for International Fund is contractual and provides that it will remain in effect through at least October 31, 2002. The expense limitations for Class A, Class B and Class C of International Fund are at annual rates of 2.75%, 3.50%, and 3.50% , respectively. Thereafter, the expense limitation agreement shall renew automatically for one year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement. Currently, the Fund's expenses are below the expense limitation amounts.

EXPENSE TABLES

     There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds. The following table shows the fees and expenses for Class A, Class B, and Class C shares of European Equity Fund and International Fund.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                            CLASS A      CLASS B      CLASS C
                                                            -------      -------      -------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                       5.75%(1)       None         None
Maximum deferred sales charge (load) (as a percentage
  of the lower of original purchase price or
  redemption proceeds)                                      None(2)        5.00%(3)     1.00%(4)
Redemption fee (as a percentage of amount redeemed,
  if applicable)
  International Fund                                        2.00(5)         N/A          N/A

----------
(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix C.

(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix C.

(3) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in Appendix C and "Shareholders Guide -- Sales Charge Calculation" in the ING Prospectus.

(4)  Imposed upon redemptions within 1 year of purchase.

(5) Applies to shares of the International Fund that are held less than 30 days.

     Neither European Equity Fund nor International Fund has any redemption fees, exchange fees or sales charges on reinvested dividends.

     The current expenses of each of the Funds and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the following table. Expenses of the Funds are based upon the operating expenses incurred by Class A, Class B, and Class C shares of the Funds for the fiscal year ended October 31, 2001. PRO FORMA fees show estimated fees of International Fund after giving effect to the proposed Reorganization. PRO FORMA numbers are estimated in good faith and are hypothetical.

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)


(expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets) (1)

                                                  DISTRIBUTION
                                                  (12b-1) AND
                                                  SHAREHOLDER                   TOTAL FUND   FEE WAIVER
                                  MANAGEMENT       SERVICING        OTHER       OPERATING        BY        NET FUND
                                     FEES           FEES(2)      EXPENSES(3)     EXPENSES    ADVISER(4)    EXPENSES
                                     ----           -------      -----------     --------    ----------    --------
CLASS A
  European Equity Fund               1.15%           0.35%          1.57%         3.07%        -1.17%        1.90% (5)
  International Fund                 1.00%           0.25%          1.22%         2.47%           --         2.47%
  International Fund
    After the Reorganization
    (Estimated PRO FORMA)            1.00%           0.25%          1.20%         2.45%           --         2.45%

CLASS B
  European Equity Fund               1.15%           1.00%          1.60%         3.75%        -1.10%        2.65% (5)
  International Fund                 1.00%           1.00%          1.27%         3.27%           --         3.27%
  International Fund
    After the Reorganization
    (Estimated PRO FORMA)            1.00%           1.00%          1.20%         3.20%           --         3.20%

CLASS C
  European Equity Fund               1.15%           1.00%          1.59%         3.74%        -1.09%        2.65% (5)
  International Fund                 1.00%           1.00%          1.27%         3.27%           --         3.27%
  International Fund
    After the Reorganization
    (Estimated PRO FORMA)            1.00%           1.00%          1.20%         3.20%           --         3.20%

----------
(1)  The fiscal year end for each Fund is October 31.

(2) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.

(3) Excludes one-time merger fees of 0.04%, 0.05% and 0.04% for Class A, B, and C, respectively, of International Fund incurred in connection with the merger of another investment company into the Fund.

(4) ING Investments has entered into an expense limitation agreement with each Fund under which it will limit the expenses of the Funds (excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years) to 1.90%, 2.65% and 2.65% for Class A, Class B, and Class C shares, respectively, of European Equity Fund; and 2.75%, 3.50%, and 3.50% for Class A, Class B, and Class C shares, respectively, of International Fund. The expense limitation agreements are contractual and provide that they will continue at least through October 31, 2002. Thereafter, the expense limitation agreements shall renew automatically for one year terms unless ING Investments provides written notice of the termination of an expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement. Currently, the expenses of International Fund are below the expense limitation amounts.

(5)  Adjusted to reflect current expense limitation agreements.

     Following the Reorganization certain holdings of European Equity Fund that are transferred to International Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for International Fund, and the realization of taxable gains or losses for International Fund.

     Examples. The following examples are intended to help you compare the cost of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Your actual costs may be higher or lower.

     You would pay the following expenses if you redeemed your shares:

                       EUROPEAN EQUITY FUND                        INTERNATIONAL FUND
             ---------------------------------------    ----------------------------------------
             1 YEAR   3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
             ------   -------    -------    --------    ------    -------    -------    --------
CLASS A       $757    $1,365     $1,997      $3,687      $811     $1,300     $1,815      $3,220
CLASS B       $768    $1,345     $2,042      $3,774*     $830     $1,307     $1,907      $3,385*
CLASS C       $368    $1,043     $1,838      $3,915      $430     $1,007     $1,707      $3,567


                         ESTIMATED PRO FORMA: THE FUNDS
                                   COMBINED**
                         --------------------------------------
                         1 YEAR   3 YEARS   5 YEARS    10 YEARS
                         ------   -------   -------    --------
                CLASS A   $809     $1,295    $1,805     $3,201
                CLASS B   $823     $1,286    $1,874     $3,331*
                CLASS C   $423       $986    $1,674     $3,503


     You would pay the following expenses if you did not redeem your shares:

                        EUROPEAN EQUITY FUND                       INTERNATIONAL FUND
              ---------------------------------------    ---------------------------------------
              1 YEAR   3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS   5 YEARS   10 YEARS
              ------   -------    -------    --------    ------    -------   -------   --------
CLASS A        $757     $1,365    $1,997      $3,687      $811     $1,300    $1,815     $3,220
CLASS B        $268     $1,045    $1,842      $3,774*     $330     $1,007    $1,707     $3,385*
CLASS C        $268     $1,043    $1,838      $3,915      $330     $1,007    $1,707     $3,567

                             ESTIMATED PRO FORMA: THE FUNDS
                                       COMBINED**
                         --------------------------------------
                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
                         ------    -------   -------   --------
                CLASS A   $809     $1,295     $1,805    $3,201
                CLASS B   $323     $  986     $1,674    $3,331*
                CLASS C   $323     $  986     $1,674    $3,503

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the end of the eighth year following the date of purchase.

**   Estimated.

GENERAL INFORMATION

     Class A shares of International Fund issued to a shareholder in connection with the Reorganization will not be subject to an initial sales charge, but Class B and Class C shares will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of European Equity Fund held by that shareholder immediately prior to the Reorganization.

     In addition, the period that the shareholder held shares of European Equity Fund will be included in the holding period of International Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of International Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of European Equity Fund were purchased by the shareholder. International Fund and European Equity Fund are both subject to the sales load structure described in the table above in the section "Expense Tables."

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix B.

     The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of European Equity Fund in exchange for shares of beneficial interest of International Fund and the assumption by International Fund of European Equity Fund's liabilities; and (ii) the distribution of shares of International Fund to shareholders of European Equity Fund, as provided for in the Reorganization Agreement. European Equity Fund will then be liquidated.

     After the Reorganization, each shareholder of European Equity Fund will own shares of International Fund having an aggregate value equal to the aggregate value of each respective Class of shares in European Equity Fund held by that shareholder as of the Closing Date. Shareholders of each Class of shares of European Equity Fund will receive the same Class of shares of International Fund. In the interest of economy and convenience, shares of International Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

     Until the Closing Date, shareholders of European Equity Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by International Fund for the redemption of its shares.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of European Equity Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

     The Reorganization is one of several reorganizations that are proposed or have already taken place among various ING Funds. The ING Fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and confusion about overlapping funds and are intended to replace funds that are too small to be viable. ING Investments also believes that the reorganizations may benefit Fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

     The proposed Reorganization was presented to the Board of Directors/Trustees of each Fund for consideration at a meeting held on February 26, 2002. For the reasons discussed below, the Directors/Trustees, including all of the Directors/Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Funds, determined that the interests of the shareholders of the Funds will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Funds and their shareholders.

     The Reorganization will allow European Equity Fund's shareholders to continue to participate in a professionally-managed portfolio that seeks to achieve long-term growth of capital. The Fund seeks to achieve its investment objective through investment in equity securities and equity equivalents of companies outside of the United States. As shareholders of International Fund, shareholders will be able to exchange into the ING Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the ING Funds and the Classes available after the Reorganization is contained in Appendix D.

BOARD CONSIDERATIONS

     The Board of Trustees of European Equity Fund, in recommending the proposed transaction, considered a number of factors, including the following:

     * management's conclusion that European Equity Fund is too small to be viable and that it does not have realistic prospects for growth in assets;

     * the plans of management to reduce overlap in funds in the ING Fund complex;

     *    potential benefits to shareholders;

     * the relative investment performance of European Equity Fund as compared to International Fund;

     * expense ratios and information regarding fees and expenses of European Equity Fund and International Fund, including the expense limitation arrangements offered by ING Investments;

     *    the relative size of the Funds;

     * whether the Reorganization would dilute the interests of either Fund's current shareholders;

     * the similarity of investment objectives and strategies of International Fund with those of European Equity Fund, including the fact that International Fund normally invests to some degree in securities of European issuers;

     * fees borne directly or indirectly by the Funds in connection with the merger; and

     * the tax consequences of the Reorganization to European Equity Fund and its shareholders, including the tax-free nature of the transaction.

     The Board of Trustees also considered the future potential benefits to ING Investments in that its costs to administer both Funds may be reduced if the Reorganization is approved.

     THE TRUSTEES OF EUROPEAN EQUITY FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH INTERNATIONAL FUND.

TAX CONSIDERATIONS

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither European Equity Fund nor its shareholders, nor International Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

     Immediately prior to the Reorganization, European Equity Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of European Equity Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of European Equity Fund's shareholders.

     As of October 31, 2001, European Equity Fund had accumulated capital loss carryforwards of approximately $673,633. As of October 31, 2001, International Fund had accumulated capital loss carryforwards of approximately $11,054,933. After the Reorganization, the losses of International Fund generally will be available to International Fund to offset its capital gains, although a portion of the amount of these losses that may offset International Fund's capital gains in any given year will be limited due to previous reorganizations and to this Reorganization. Also, after the Reorganization, the losses of European Equity Fund will be available to International Fund to offset its capital gains, although a portion of the amount of those losses which may offset the International Fund's capital gains in any given year will be limited. As a result of this limitation, it is possible that International Fund may not be able to use its losses as rapidly as it might have had the Reorganization not occurred, and part of these losses may not be useable at all. The ability of International Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards currently are available only to pre-reorganization shareholders of each Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-reorganization shareholders of International Fund.

EXPENSES OF THE REORGANIZATION

     ING Investments will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses related to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the SEC. Of the Reorganization expenses allocated to the Funds, each Fund will bear a pro rata portion based on its relative net asset values immediately before Closing Date.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

     ING International Fund, Inc. is an open-end management investment company organized as a Maryland corporation consisting of one diversified series, International Fund. European Equity Fund is a diversified series of ING Funds Trust, an open-end-management investment company organized as a Delaware business trust. ING International Fund, Inc. and ING Funds Trust are governed by a Board of Directors/Trustees consisting of the same twelve members. For more information on the history of the Funds, see the SAI.

DISTRIBUTOR

     ING Funds Distributor, Inc. (the "Distributor"), whose address is 7337 East
Doubletree  Ranch  Road,  Scottsdale,   Arizona  85258-2034,  is  the  principal
distributor for both Funds.

     International Fund also offers Class I and Class Q shares, which have different sales charges and other expenses that may affect their performance. You may obtain more information about these other share classes by calling 1-800-992-0180.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Both International Fund and European Equity Fund pay dividends from net investment income and net capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by European Equity Fund's shareholders, then as soon as practicable before the Closing Date, European Equity Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of each of the Funds as of October 31, 2001, and on a PRO FORMA basis as of October 31, 2001 giving effect to the Reorganization:

                                               NET ASSET VALUE          SHARES
                             NET ASSETS           PER SHARE          OUTSTANDING
                             ----------           ---------          -----------
EUROPEAN EQUITY FUND

  Class A                    $19,055,994            $7.70             2,476,172

  Class B                     $1,167,777            $7.56               154,414

  Class C                        $87,300            $7.51                11,619

INTERNATIONAL FUND

  Class A                    $37,489,410            $8.09             4,636,056

  Class B                     $1,960,781            $8.03               244,185

  Class C                     $1,513,539            $8.02               188,663

  Class I(1)                          --               --                    --

  Class Q                         $6,913            $8.10                   853

PRO FORMA - INTERNATIONAL FUND INCLUDING EUROPEAN EQUITY FUND

  Class A                    $56,545,404            $8.09             6,991,556

  Class B                     $3,128,558            $8.03               389,612

  Class C                     $1,600,839            $8.02               199,548

  Class I(1)                          --               --                    --

  Class Q                         $6,913            $8.10                   853

----------
(1)  Class I had not commenced operations as of October 31, 2001.

PORTFOLIO MANAGERS OF ING INTERNATIONAL FUND

     The  following   individuals  share   responsibility   for  the  day-to-day
management of International Fund:


     * Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING Investments, has served as Senior Portfolio Manager of the portfolio management team that manages the International Fund since January 1994. From 1986 until July 2000, he was a Senior Vice President and Director of International Equity Investment Strategy at Lexington Management Corporation ("Lexington"), which was acquired by ING Investment's parent company in July 2000.

     * Philip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING Investments, has served as Senior Portfolio Manager of the portfolio management team that manages the International Fund since January 1998. From 1993 until July 2000, he was a Senior Vice President and Director of International Equity Investment Strategy at Lexington. Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of the Notice and Proxy Statement with its enclosures on or about May 24, 2002. Shareholders of European Equity Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. European Equity Fund has retained Georgeson Shareholder Communications, Inc. (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of European Equity Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

     In all cases where a proxy is solicited by telephone, the Solicitor will require the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-866-304-6820.

     A shareholder may revoke the accompanying proxy card at any time prior to its use by filing with European Equity Fund a written revocation or duly executed proxy card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy card previously given. The persons named in the accompanying proxy card will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees of European Equity Fund that may be presented at the Special Meeting.

VOTING RIGHTS

     As a shareholder of European Equity Fund you are entitled to one vote for each share held as to any matter on which you are entitled to vote and for each fractional share that you own, you shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Only shareholders of European Equity Fund at the close of business on May 2, 2002 (the "Record Date") will be entitled to be present and give voting instructions for European Equity Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, [______] shares of European Equity Fund were outstanding and entitled to vote.

     Approval of the Reorganization Agreement requires a vote of the majority of the outstanding shares of the Disappearing Fund, in person or by proxy, if a quorum is present at the Special Meeting. Holders of one-third of the outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

     European Equity Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, European Equity Fund understands that the broker-dealers that are members of the New York Stock Exchange may consider whether the rules of the New York Stock Exchange permit the broker-dealers to vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners. If permitted, such broker-dealers may so vote.

     LION CONNECTICUT HOLDINGS INC., AN AFFILIATE OF THE ADVISER [CONFIRM] OWNS % OF THE EUROPEAN EQUITY FUND AND THEREFORE CONTROLS THE FUND. HOWEVER, LION CONNECTICUT HOLDINGS, INC. WILL VOTE ITS SHARES EITHER FOR OR AGAINST THE REORGANIZATION OR AS AN ABSTENTION IN THE SAME PROPORTION AS THE SECURITIES VOTED BY SHAREHOLDERS WHO ARE NOT KNOW AFFILIATES OF THE ADVISER.

     To the knowledge of ING International Fund, Inc., as of _____ __, 2002, no current Trustee owns 1% or more of the outstanding shares of either Fund, and the officers and Directors/Trustees own, as a group, less than 1% of the shares of either Fund.

     Appendix E hereto lists the persons that, as of _____ __, 2002, owned beneficially or of record 5% or more of the outstanding shares of any Class of European Equity Fund or International Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     European Equity Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     European Equity Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by European Equity Fund's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     ING Investments will furnish, without charge, a copy of the most recent Annual Report regarding either of the Funds and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed in writing to the Fund at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                             Kimberly A. Anderson,
                                             Vice President and Secretary



____, 2002
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                                                      APPENDIX A

                PORTFOLIO MANAGERS' REPORT FOR INTERNATIONAL FUND

     Set forth below is an excerpt from International Fund's Annual Report, dated October 31, 2001, regarding the Fund's performance.

     PORTFOLIO MANAGEMENT TEAM: Philip A. Schwartz, C.F.A., Portfolio Manager; Richard T. Saler, Portfolio Manager, ING Pilgrim Investments, LLC.

     GOAL: The Pilgrim International Fund ( the "Fund") seeks to invest at least 65% of its assets in equity securities of issuers located in countries outside the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.

     INVESTMENT STRATEGY: The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks, which they believe offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues, which may affect the investment environment in regions or sectors, and to estimate regional market risks. The portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures.

     MARKET OVERVIEW: The fiscal year ended October 31, 2001, proved one of the more difficult in memory, with only two counter-trend rallies offering relief. The deteriorating global economy darkened profit forecasts all year long, and then, any hope of quick recovery was dashed on September 11th. Key this year has been whether Federal Reserve rate cuts, as aggressive as they have been, can quickly restore economic confidence. The effects of the bursting technology bubble were felt worldwide, and the MSCI EAFE Index declined 24.7%. European economies suffered as well, where the MSCI Europe Index fell by 24.2%. The Euro's 4.7% gain versus the US Dollar reflects an improving opinion on the merits of the currency, and a relatively tighter monetary policy. Earnings visibility, however, remains weak given the business environment and the after-effects of the telecom spending spree. In Japan, hopes for reform were piqued earlier this year upon Prime Minister Koizumi's arrival. With strong popular support and promises of a final write-down of bad loans, Koizumi spurred a Japanese market rally that proved short-lived. The MSCI Japan Index fell 33.1% for the year, as a harder economic reality emerged. Progress in structural reform advanced with puzzling difficulty. Investors then grew concerned about Japan's ability to reform without first experiencing major financial stress. Outperforming sectors internationally were in the high earnings visibility areas of consumer non-durables, whereas, IT services, technology hardware and telecom sectors suffered the most.

     PERFORMANCE: For the fiscal year ended October 31, 2001, the Fund's class A shares, excluding sales charges, provided a total return of -21.38% versus a decline in the MSCI EAFE Index of 24.68% for the same period.

     PORTFOLIO STRATEGY: For most of the fiscal year the Fund maintained relatively large positions in high visibility companies such as Nestle, Diageo and Givaudan. Large insurance company positions such as Allianz and Swiss Re acted defensively as well. The Fund maintained underweight positions in capital equipment, technology and telecom sectors, and benefited by avoiding economically sensitive stocks. Later in the year, defensive stocks were reduced since they had reached excessively high valuations. The Fund then selectively added to positions in technology and telecom as valuations became attractive. The focus has been very much on companies with strong balance sheets and cash generation, regardless of sector. As markets placed an increasingly high premium on financial strength, the Fund was able to avoid some notable disappointments.

     MARKET OUTLOOK: The recession environment became well priced into expectations after September 11th. The debate today centers around the shape, magnitude and timing of recovery, or whether markets face a lengthy Japan-style adjustment.

     The managers believe that while much of this is unknowable, opportunities exist in financially sound companies that stand to benefit from recovery. Probabilities suggest the amount of economic stimulus in the system should spur an upturn, and that the portfolio should become more geared in that direction. Strict valuation discipline will be maintained in order to limit downside risk.

                                         1/3/94    10/94     10/95     10/96     10/97     10/98     10/99     10/00   10/31/01
                                        -------   -------   -------   -------   -------   -------   -------   -------  --------
Pilgrim International Fund Class A
 With Sales Charge                      $ 9,425   $10,603   $10,113   $11,546   $12,395   $13,495   $17,410   $19,242   $15,128
Pilgrim International Fund Class A
 Without Sales Charge                   $10,000   $11,250   $10,730   $12,251   $13,151   $14,318   $18,471   $20,416   $16,050
MSCI EAFE Index                         $10,000   $11,276   $11,268   $12,485   $13,100   $14,403   $17,769   $17,295   $13,027

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED OCTOBER 31, 2001

                                                           SINCE INCEPTION    SINCE INCEPTION    SINCE INCEPTION
                                                              OF CLASS A         OF CLASS B         OF CLASS C
                                    1 YEAR      5 YEAR         01/03/94           08/22/00           09/15/00
                                    ------      ------         --------           --------           --------
Including Sales Charge:
  Class A (1)                       -25.88%       4.30%           5.43%                --                 --
  Class B (2)                       -25.33%         --              --             -27.31%                --
  Class C (3)                       -22.70%         --              --                 --             -21.81%

Excluding Sales Charge:
  Class A                           -21.38%       5.55%           6.23%                --                 --
  Class B                           -21.74%         --              --             -24.99%                --
  Class C                           -21.98%         --              --                 --             -21.81%

MSCI EAFE Index                     -24.68%       0.85%           3.43%(4)         -26.35%(5)         -26.35%(5)

----------
(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.
(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.
(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)  Since inception performance for the index is shown from 01/01/94.
(5)  Since inception performance for the index is shown from 09/01/00.

     Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

     Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     THIS REPORT CONTAINS STATEMENTS THAT MAY BE  "FORWARD-LOOKING"  STATEMENTS.
ACTUAL   RESULTS   MAY   DIFFER   MATERIALLY   FROM  THOSE   PROJECTED   IN  THE
"FORWARD-LOOKING" STATEMENTS.

     THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO
MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

     FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

     Effective November 1, 2001, Class A shares liquidated within 30 days of purchase are subject to a 2% redemption fee.

     PRINCIPAL  RISK  FACTOR(S):   In  exchange  for  higher  growth  potential,
investing in stocks of smaller companies may entail greater price volatility than those of larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. The risks of foreign investing are generally intensified for investing in emerging markets.

                                                                      APPENDIX B


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 2002, by and between ING International Fund, Inc., a Maryland corporation (the "Company") with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on behalf of its sole series, ING International Fund series (the "Acquiring Fund") and ING Funds Trust, a Delaware business trust (the "Trust") with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on behalf of its series, ING European Equity Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of common stock ($.001 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof, and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B and Class C Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, as defined in paragraph 3.3.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

     2.1 The value of the Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information and valuation procedures established by the Acquiring Fund's Board of Directors.

     2.2 The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Acquiring Fund's Board of Directors.

     2.3 The number of the Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to review by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be August 2, 2002, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2 The Acquired Fund shall direct Brown Brothers Harriman and Co., as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") in which the Acquired Fund's Assets are deposited and the Custodian, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class C shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund, respectively, shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Directors of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

     4.1 Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquired Fund, represents and warrants to the Company as follows:

     (a) The Acquired Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust's Declaration of Trust to own all of its Assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Company, on behalf of the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at October 31, 2001 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since October 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Fund, represents and warrants to the Trust as follows:

     (a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its Assets and to carry on its business as it is now being conducted;

     (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquired Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at October 31, 2001 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since October 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B and Class C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

     (o) The information to be furnished by the Company for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B and Class C Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The Trust, on behalf of Acquired Fund, covenants that the Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Company's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Company shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Trust shall reasonably request;

     6.3 The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Company, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election to the performance by the Trust, on behalf of the Acquired Fund, all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

     7.3 The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request;

     7.4 The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Company, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Company nor the Trust may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert addressed to the Trust and the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Company and the Trust. Notwithstanding anything herein to the contrary, neither the Company nor the Trust may waive the condition set forth in this paragraph 8.5.

9. BROKERAGE FEES AND EXPENSES

     9.1 The Company, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquiring Fund, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquiring Fund and Acquired Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Company and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

11. TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before September 30, 2002, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors/Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust and the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, and Class C Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, or to the Company, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn:
Kimberly A. Anderson, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, attn: Jeffrey S. Puretz.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


     Attest:
                                               ING INTERNATIONAL FUND, INC.
                                               on behalf of its sole series, the
                                               ING INTERNATIONAL FUND


     _____________________________             By: _____________________________
     SECRETARY

                                               Title: __________________________



     Attest:                                   ING FUNDS TRUST on behalf of its
                                               ING EUROPEAN EQUITY FUND series


     _____________________________             By: _____________________________
     SECRETARY

                                               Title: __________________________

                                                                      APPENDIX C


             ADDITIONAL INFORMATION REGARDING ING INTERNATIONAL FUND
                      (FORMERLY PILGRIM INTERNATIONAL FUND)

                                  (THE "FUND")

                                SHAREHOLDER GUIDE

ING PURCHASE OPTIONS(TM)

     This Proxy Statement/Prospectus relates to three separate Classes of shares of the ING International Fund (formerly Pilgrim International Fund): Class A, Class B, and Class C, each of which represents an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements.(1) As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING European Equity Fund (formerly Pilgrim European Equity Fund) ("European Equity Fund") shares held by you immediately prior to the Reorganization, and the period that you held shares of European Equity Fund will be included in the holding period of the Fund for purposes of calculating any contingent deferred sales charges and determining any conversion rights. Purchases of the shares of Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

     The sales charges and fees for each Class of shares of the Fund are shown and contrasted in the chart below.

                                                     CLASS A        CLASS B         CLASS C
                                                     -------        -------         -------
Maximum Initial Sales Charge on Purchases             5.75%(1)       None            None
Contingent Deferred Sales Charge ("CDSC")             None(2)        5.00%(3)        1.00%(4)
Redemption Fee                                        2.00%(5)        N/A             N/A
Annual Distribution (12b-1) and Service Fees (6)      0.25%          1.00%           1.00%
Maximum Purchase                                    Unlimited       $250,000       Unlimited
Automatic Conversion to Class A                        N/A         8 Years(7)         N/A

----------
(1)  Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A Shares: Initial Sales Charge Alternative" in this Appendix C.
(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this Appendix C.
(4)  Imposed upon redemption within 1 year from purchase.
(5) Applies to shares of the International Fund that are held less than 30 days.
(6)  Annual asset-based distribution charge.
(7) Class B shares of the Fund issued to shareholders of ING European Equity Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of ING European Equity Fund.

----------
(1) Only the share classes affected by the Reorganization are discussed in this shareholder guide, although the Fund also offers Class I and Class Q shares.

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

     CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases Without a Sales Charge" and "Reduced Sales Charges" below.

                                             AS A % OF THE           AS A %
      YOUR INVESTMENT                        OFFERING PRICE          OF NAV
      ---------------                        --------------          ------
      Less than $50,000                          5.75%                6.10%
      $50,000 - $99,999                          4.50%                4.71%
      $100,000 - $249,999                        3.50%                3.63%
      $250,000 - $499,999                        2.50%                2.56%
      $500,000 - $1,000,000                      2.00%                2.04%

     However, shareholders that purchased funds that were part of the Lexington Family of Funds at the time of purchase are not subject to sales charges for the life of the account. There is no initial sales charge on purchases of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                                 PERIOD DURING
     YOUR INVESTMENT                             CDSC         WHICH CDSC APPLIES
     ---------------                             ----         ------------------
     $1,000,000 - $2,499,999                     1.00%              2 years
     $2,500,000 - $4,999,999                     0.50%              1 year
     $5,000,000 and over                         0.25%              1 year

     Class A shares of the Fund issued in connection with the Reorganization with respect to Class A shares of ING European Equity Fund that were subject to a CDSC at the time of the Reorganization, will be subject to a CDSC of up to 1% for a period of 12 months from the date of purchase of the original shares of ING European Equity Fund.

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the ING Funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information ("SAI") for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent, as described below, at 1-800-992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the ING Fund complex (excluding money market funds offered by ING Investments, LLC) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the SAI for the Fund for details or contact the Shareholder Servicing Agent, as defined below, at 1-800-992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds that impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC that may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the SAI for the Fund.

     CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

          YEAR OF REDEMPTION AFTER PURCHASE                       CDSC
          ---------------------------------                       ----
          First                                                    5%
          Second                                                   4%
          Third                                                    3%
          Fourth                                                   3%
          Fifth                                                    2%
          Sixth                                                    1%
          After Sixth Year                                        None

     Class B shares will automatically convert into Class A shares eight years after purchase. Class B shares of the Fund issued in connection with the Reorganization with respect to Class B shares of European Equity Fund will convert to Class A shares eight years after the purchase of the original shares of European Equity Fund. For additional information on the CDSC and the conversion of Class B, see the Fund's SAI.

     CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     (i) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     (ii) The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

    (iii) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at 1-800-992-0180.

     REINSTATEMENT PRIVILEGE. Class B and Class C shareholders who have redeemed their shares in any open-end ING Fund may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the SAI for the Fund for details or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     RULE 12B-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") applicable to each Class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Funds Distributor, Inc. (the "Distributor") may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B, and Class C shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that Class):

                                 SERVICING FEE             DISTRIBUTION FEE
                                 -------------             ----------------
     Class A                         0.25%                       None
     Class B                         0.25%                      0.75%
     Class C                         0.25%                      0.75%

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B, and Class C shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs and the compensation of Directors who are not affiliated with ING Investments, LLC, formerly ING Pilgrim
Investments, LLC ("ING Investments"). Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

PURCHASING SHARES

     The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250 for IRAs). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100. The minimum initial investment for a pre-authorized retirement plan is $100, plus monthly installments of at least $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV per share for Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each Class of each Fund is calculated by taking the value of the Fund's net assets attributable to that class as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by the outstanding shares of the Class. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, for short-term debt securities, and for situations where market quotations are deemed unreliable. The NAV per share of each Class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. For information on valuing foreign securities, see the Fund's SAI.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at 1-800-992-0180.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at 1-800-992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in the Fund's Prospectus under the section "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at 1-800-992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. ING Investments reserves the right to prohibit excessive exchanges (more than four per year). ING Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

     Shares of one Class of the Fund generally may be exchanged for shares of that same Class of any other open-end ING Fund without payment of any additional sales charge. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end ING Fund should carefully review the Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

     You will automatically have the ability to request an exchange by calling the Shareholder Service Agent at 1-800-992-0180 unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same Class of any other open-end ING Fund, except for Lexington Money Market Trust and ING Global Corporate Leaders Fund. This exchange privilege may be modified at any time or terminated upon 60 days, written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000 other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the Fund's SAI.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the U.S. Securities and Exchange Commission. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. ING Investments has overall responsibility for the management of the Fund. The Fund and ING Investments have entered into an agreement that requires ING Investments to provide or oversee all investment advisory and portfolio management services for the Fund. ING Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Investments can be canceled by the Board of Directors of the Fund upon 60 days' written notice. Organized in December 1994, ING Investments is registered as an investment adviser with the U.S. Securities and Exchange Commission. As of ________ __, 2002, ING

Investments managed over $_____ billion in assets. ING Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     PORTFOLIO MANAGER. ING International Fund is managed by a team led by Richard T. Saler, Senior Vice President and Senior Portfolio Manager for ING Investments. Mr. Saler has served as the Senior Portfolio Manager of
International Fund since 1994. The other individual on the team is Philip A. Schwartz, Senior Vice President and Senior Portfolio Manager, who has been a member of the International Fund portfolio management team since 1998.

     PARENT COMPANY AND DISTRIBUTOR. ING Investments and the Distributor are indirect, wholly owned subsidiaries of ING Group (NYSE:ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with over 100,000 employees.

     SHAREHOLDER SERVICING AGENT. ING Funds Services, LLC serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. ING Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. ING Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Investments may consider brokerage and research services provided by a broker to ING Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Investments may place securities transactions with brokers that provide certain services to the Fund. ING Investments also may consider a broker's sale of Fund shares if ING Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

DIVIDENDS, DISTRIBUTIONS & TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends and capital gains, if any, annually. Dividends and distributions will be determined on a class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective Class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the ING Prospectus, elect to have all dividends and other distributions paid on a Class A, B, or C shares in the Fund invested into a ING Fund that offers Class A, B, or C shares.

     FEDERAL TAXES. [SUBJECT TO REVIEW BY TAX COUNSEL] The following information is meant as a general summary for U.S. shareholders. Please see the Fund's SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

     You will receive an annual statement summarizing your dividend and capital gains distributions.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

     The information in the table below, for the years ended October 31, 2001 and October 31, 2000, has been audited by PricewaterhouseCoopers, LLP, independent accountants. All periods prior to October 31, 2000 were audited by other independent auditors.

                                                                                CLASS A
                                            ------------------------------------------------------------------------------
                                               YEAR      TEN MONTHS
                                              ENDED         ENDED                      YEAR ENDED DECEMBER 31,
                                            OCTOBER 31,  OCTOBER 31,        ----------------------------------------------
                                               2001       2000(3)(5)        1999          1998          1997          1996
                                               ----       ----------        ----          ----          ----          ----
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period   $    11.22         13.45         11.61         10.10         10.86         10.60
   Income from investment operations:
   Net investment income (loss)           $    (0.05)         0.19         (0.01)         0.17          0.07         (0.02)
   Net realized and unrealized gain
     (loss) on investments                $    (2.14)        (1.48)         5.46          1.74          0.10          1.45
   Total from investment operations       $    (2.19)        (1.29)         5.45          1.91          0.17          1.43
   Less distributions from:
   Net investment income                  $       --          0.86          0.03          0.06          0.13          0.20
   Net realized gain on investments       $     0.94          0.08          3.58          0.34          0.80          0.97
   Total distributions                    $     0.94          0.94          3.61          0.40          0.93          1.17
   Net asset value, end of period         $     8.09         11.22         13.45         11.61         10.10         10.86
   TOTAL RETURN(1):                       %   (21.38)       (10.22)        47.85         19.02          1.61         13.57

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $   37,489        30,653        25,304        24,000        19,949        18,891
   Ratios to average net assets:
   Net expenses after expense
     reimbursement(2)(4)                  %     2.51          2.23          1.98          1.75          1.75          2.45
   Gross expenses prior to expense
     reimbursement(2)                     %     2.51          2.23          1.98          2.25          2.15          2.45
   Net investment income (loss) after
     expense reimbursement(2)(4)          %    (0.74)        (0.23)        (0.21)         0.35          0.53         (0.39)
   Portfolio turnover rate                %      169           113           144           144           123           114

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  The Fund changed its fiscal year-end from December 31 to October 31.
(4) The Adviser has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(5)  Effective  July 26,  2000 ING  Investments,  LLC became the  Adviser of the
     Fund.

                                                            CLASS B                              CLASS C
                                                  ---------------------------          -----------------------------
                                                    YEAR          AUGUST 22,             YEAR          SEPTEMBER 15,
                                                    ENDED         2000(1) TO             ENDED          2000(1) TO
                                                  OCTOBER 31,     OCTOBER 31,          OCTOBER 31,      OCTOBER 31,
                                                     2001           2000(4)               2001            2000(4)
                                                     ----           -------               ----            -------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period   $          11.19           12.28                11.21            11.67
   Income from investment operations:
   Net investment loss                    $          (0.62)          (0.05)               (0.62)           (0.04)
   Net realized and unrealized loss
     on investments                       $          (1.60)          (1.04)               (1.63)           (0.42)
   Total from investment operations       $          (2.22)          (1.09)               (2.25)           (0.46)
   Less distributions from:
   Net realized gain on investments       $           0.94              --                 0.94               --
   Total distributions                    $           0.94              --                 0.94               --
   Net asset value, end of period         $           8.03           11.19                 8.02            11.21
   TOTAL RETURN(2):                       %         (21.74)          (8.88)              (21.98)           (3.94)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $          1,961              80                1,514               85
   Ratios to average net assets:
   Net expenses after expense
     reimbursement(3)(5)                  %           3.32            2.76                 3.31             2.96
   Gross expenses prior to expense
     reimbursement(3)                     %           3.32            2.76                 3.31             2.96
   Net investment  loss after
     expense reimbursement(3)(5)          %          (1.40)          (7.02)               (1.46)           (3.97)
   Portfolio turnover rate                %            169             113                  169              113

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year-end from December 31 to October 31.
(5) The Adviser has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.

                                                                      APPENDIX D


     The following is a list of the ING Funds and the Classes of shares of each Fund that are expected to be offered at or shortly after the Reorganization:

FUND                                                      CLASSES OFFERED
----                                                      ---------------

U.S. EQUITY
-----------
Ascent Fund                                               A, B, C and I
Balanced Fund                                             A, B, C and I
Biotechnology Fund                                        A, B, C and Q
Convertible Fund                                          A, B, C and Q
Corporate Leaders Trust Fund                              B
Crossroads Fund                                           A, B, C and I
Equity and Income Fund                                    A, B, C, Q and T
Financial Services Fund                                   A and B
Growth Fund                                               A, B, C and I
Growth and Income Fund                                    A, B, C and I
Growth + Value Fund                                       A, B, C and Q
Growth Opportunities Fund                                 A, B, C, Q, I and T
Index Plus Large Cap Fund                                 A, B, C and I
Index Plus Mid Cap Fund                                   A, B, C and I
Index Plus Small Cap Fund                                 A, B, C and I
LargeCap Growth Fund                                      A, B, C, I and Q
Large Company Value Fund                                  A, B, C, I and Q
Legacy Fund                                               A, B, C and I
MagnaCap Fund                                             A, B, C, I, Q and M
MidCap Opportunities Fund                                 A, B, C, Q and I
MidCap Value Fund                                         A, B, C, I and Q
Principal Protection Fund                                 A, B, C and Q
Principal Protection Fund II                              A, B, C and Q
Principal Protection Fund III                             A, B, C and Q
Research Enhanced Index Fund                              A, B, C, Q and I
SmallCap Opportunities Fund                               A, B, C, Q, I and T
SmallCap Value Fund                                       A, B, C, I and Q
Small Company Fund                                        A, B, C and I
Tax-Efficient Equity Fund                                 A, B, and C
Technology Fund                                           A, B, C and I
Value Opportunity Fund                                    A, B, C and I

GLOBAL/INTERNATIONAL EQUITY
---------------------------
Emerging Countries Fund                                   A, B, C, M and Q
Global Technology Fund                                    A, B, C and I
Global Real Estate Fund                                   A, B, C and Q
International Fund                                        A, B, C, I and Q
International Growth Fund                                 A, B, C and I
International SmallCap Growth Fund                        A, B, C and Q
International Value Fund                                  A, B, C, I and Q
Precious Metals Fund                                      A
Russia Fund                                               A
Worldwide Growth Fund                                     A, B, C and Q

FIXED INCOME
------------
Aeltus Money Market Fund                                  A, B, C and I
Bond Fund                                                 A, B, C and I
GNMA Income Fund                                          A, B, C, I, M, Q and T
Government Fund                                           A, B, C and I
High Yield Opportunity Fund                               A, B, C, M, Q and T
High Yield Bond Fund                                      A, B, and C
Classic Money Market Fund                                 A, B, C and I
Intermediate Bond Fund                                    A, B, C and I
Lexington Money Market Trust                              A
National Tax-Exempt Bond Fund                             A, B and C
ING Money Market Fund                                     A, B and C
Senior Income Fund                                        A, B, C and Q
Strategic Income Fund                                     A, B, C and Q

                                                                      APPENDIX E


           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

     The following table provides information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of _______ ___, 2002:

ING INTERNATIONAL FUND

                                                                                          PERCENTAGE OF COMBINED
                                    PERCENT OF CLASS OF SHARES                                FUND AFTER THE
NAME AND ADDRESS OF SHAREHOLDER       AND TYPE OF OWNERSHIP        PERCENTAGE OF FUND        REORGANIZATION*
-------------------------------       ---------------------        ------------------        ---------------
-------------------------------       ---------------------        ------------------        ---------------

ING EUROPEAN EQUITY FUND

                                                                                          PERCENTAGE OF COMBINED
                                    PERCENT OF CLASS OF SHARES                                FUND AFTER THE
NAME AND ADDRESS OF SHAREHOLDER       AND TYPE OF OWNERSHIP        PERCENTAGE OF FUND        REORGANIZATION*
-------------------------------       ---------------------        ------------------        ---------------
-------------------------------       ---------------------        ------------------        ---------------

----------
* On a PRO FORMA basis, assuming that the value of the shareholder's interest in the Fund on the date of consummation of the Reorganization was the same as on ___________ __, 2002.

                                     PART B

                          ING INTERNATIONAL FUND, INC.


--------------------------------------------------------------------------------

                       Statement of Additional Information

                             _____________ __, 2002

--------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities of                 By and in Exchange for Shares of
ING European Equity Fund                                     ING International Fund, Inc.
(a series of ING Funds Trust)                                7337 East Doubletree Ranch Road
7337 East Doubletree Ranch Road                              Scottsdale, Arizona 85258-2034
Scottsdale, Arizona 85258-2034

This Statement of Additional Information is available to the shareholders of ING European Equity Fund in connection with a proposed transaction whereby all of the assets and liabilities of ING European Equity Fund, a series of ING Funds Trust, will be transferred to ING International Fund in exchange for shares of ING International Fund.

This Statement of Additional Information of the ING International Fund, Inc. consists of this cover page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for ING International Fund and ING European Equity Fund dated March 1, 2002, as filed on February 27, 2002.

2. The Financial Statements of Pilgrim European Equity Fund are included in the Annual Report of Pilgrim Funds Trust dated October 31, 2001 as filed on December 27, 2001.

3. The Financial Statements of Pilgrim International Fund are included in the Annual Report of Pilgrim International Fund, Inc. dated October 31, 2001, as filed on December 27, 2001.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated ______ __, 2002 relating to the Reorganization of ING European Equity Fund may be obtained, without charge, by writing to ING at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                         PRO FORMA FINANCIAL STATEMENTS

     Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Reorganization is consummated, as of October 31, 2001. The first table presents Statements of Assets and Liabilities (unaudited) for each Fund and pro forma figures for the combined Fund. The second table presents Statements of Operations (unaudited) for each Fund and pro forma figures for the combined Fund. The third table presents Portfolio of Investments (unaudited) for each Fund and pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2001 (UNAUDITED)


                                                         ING             ING
                                                    INTERNATIONAL   EUROPEAN EQUITY   PRO FORMA          PRO FORMA
                                                         FUND            FUND        ADJUSTMENTS          COMBINED
                                                     ------------    ------------    ------------       ------------
ASSETS:
Investments in securities, at value*                 $ 36,839,004    $ 19,915,691                       $ 56,754,695
Short-term investments, at amortized cost               3,698,212              --                          3,698,212
Cash                                                      184,177          75,781                            259,958
Foreign currencies, at value**                              7,482         236,136                            243,618
Receivables:
  Investment securities sold                            1,144,633         273,641                          1,418,274
  Fund shares sold                                         70,436           1,471                             71,907
  Dividends and interest                                  103,077          52,676                            155,753
  Other                                                        --             160                                160
Prepaid expenses                                           33,343          24,241                             57,584
Reimbursement due from manager                                 --         191,138                            191,138
                                                     ------------    ------------    ------------       ------------
      Total assets                                     42,080,364      20,770,935                         62,851,299
                                                     ------------    ------------    ------------       ------------

LIABILITIES:
Payable for investment securities purchased               835,357         286,337                          1,121,694
Payable for fund shares redeemed                           14,980              --                             14,980
Payable to affiliates                                      59,554          29,618                             89,172
Other accrued expenses and liabilities                    199,830         143,909                            343,739
                                                     ------------    ------------    ------------       ------------
      Total liabilities                                 1,109,721         459,864                          1,569,585
                                                     ------------    ------------    ------------       ------------
NET ASSETS                                           $ 40,970,643    $ 20,311,071                       $ 61,281,714
                                                     ------------    ------------    ------------       ------------

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                      $ 58,185,972    $ 26,060,121                       $ 84,246,093
Accumulated net investment loss                           (24,777)             --                            (24,777)
Accumulated net realized loss on investments and
  foreign currencies                                  (11,853,841)     (1,504,501)                       (13,358,342)
Net unrealized depreciation of investments and
  foreign currencies                                   (5,336,711)     (4,244,549)                        (9,581,260)
                                                     ------------    ------------    ------------       ------------
NET ASSETS                                           $ 40,970,643    $ 20,311,071                       $ 61,281,714
                                                     ============    ============    ============       ============

* Cost of securities                                 $ 42,177,386    $ 24,159,555                       $ 66,336,941
** Cost of foreign currencies                        $      7,270    $    235,852                       $    243,122

CLASS A:
Net Assets                                           $ 37,489,410    $ 19,055,994                       $ 56,545,404
Shares outstanding                                      4,636,056       2,476,172       (120,672)(A)       6,991,556
Net asset value and redemption price per share       $       8.09    $       7.70                       $       8.09
Maximum offering price per share (B)                 $       8.58    $       8.17                       $       8.58

CLASS B:
Net Assets                                           $  1,960,781    $  1,167,777                       $  3,128,558
Shares outstanding                                        244,185         154,414          (8,987)(A)        389,612
Net asset value and redemption price per share (C)   $       8.03    $       7.56                       $       8.03

CLASS C:
Net Assets                                           $  1,513,539    $     87,300                       $  1,600,839
Shares outstanding                                        188,663          11,619            (734)(A)        199,548
Net asset value and redemption price per share (C)   $       8.02    $       7.51                       $       8.02

CLASS Q:
Net Assets                                           $      6,913             n/a                       $      6,913
Shares outstanding                                            853             n/a                                853
Net asset value and redemption price per share       $       8.10             n/a                       $       8.10

(A) Reflects new shares issued, net of retired shares of European Equity Fund. (Calculation: Net Assets / NAV per share)
(B) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(C) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS  (UNAUDITED)

                                                        ING             ING
                                                   INTERNATIONAL  EUROPEAN EQUITY    PRO FORMA           PRO FORMA
                                                        FUND            FUND        ADJUSTMENTS          COMBINED
                                                    ------------    ------------    ------------       ------------
                                                        YEAR            YEAR            YEAR               YEAR
                                                       ENDED           ENDED           ENDED               ENDED
                                                       31-OCT          31-OCT          31-OCT             31-OCT
                                                        2001            2001            2001               2001
                                                    ------------    ------------    ------------       ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*                   $    625,525    $    433,545                       $  1,059,070
Interest                                                 129,188          26,718                            155,906
                                                    ------------    ------------    ------------       ------------
     Total investment income                             754,713         460,263                          1,214,976
                                                    ------------    ------------    ------------       ------------
EXPENSES:
 Investment advisory and management fees                 421,204         298,825         (36,586)(A)        683,443
 Distribution and service fees:
   Class A                                                99,440          85,095         (24,313)(A)        160,222
   Class B                                                14,992          15,554                             30,546
   Class C                                                11,626           1,181                             12,807
   Class Q                                                    17              --                                 17
 Transfer agent fees and expenses:
   Class A                                               109,441          41,289          28,488(A)         179,218
   Class B                                                 4,185           2,651           1,697(A)           8,533
   Class C                                                 3,265             210             110(A)           3,585
   Class Q                                                     1              --                                  1
 Administrative and service fees                          45,771          26,835                             72,606
 Custodian and fund accounting expenses                  189,277         225,554        (107,282)(B)        307,549
 Printing and postage expenses                            21,782          23,454                             45,236
 Registration fees                                       111,027          38,141         (15,256)(B)        133,912
 Professional fees                                        23,043          36,370         (21,822)(B)         37,591
 Trustee expenses                                          5,151           4,220                              9,371
 Merger expenses                                          17,218              --         (17,218)                --
 Miscellaneous expenses                                    8,223          10,447                             18,670
                                                    ------------    ------------    ------------       ------------
     Total expenses                                    1,085,663         809,826        (192,182)         1,703,307
Less:
     Waived and reimbursed fees                               --         346,534        (346,534)(A)             --
                                                    ------------    ------------    ------------       ------------
     Net expenses                                      1,085,663         463,292         154,352          1,703,307
                                                    ------------    ------------    ------------       ------------
Net investment loss                                     (330,950)         (3,029)       (154,352)          (488,331)
                                                    ------------    ------------    ------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES:
 Net realized gain (loss) on investments              (9,674,525)      1,254,925                         (8,419,600)
 Net realized loss on foreign currencies              (2,169,263)     (2,509,982)                        (4,679,245)
 Net change in unrealized depreciation of
   investments and foreign currencies                 (4,519,435)     (5,758,078)                       (10,277,513)
                                                    ------------    ------------    ------------       ------------
   Net realized and unrealized loss on
     investments and foreign currencies              (16,363,223)     (7,013,135)             --        (23,376,358)
                                                    ------------    ------------    ------------       ------------
DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                   $(16,694,173)   $ (7,016,164)   $   (154,352)      $(23,864,689)
                                                    ============    ============    ============       ============

* Foreign taxes                                     $    100,383    $     68,063    $         --       $    168,446

(A)  Reflects adjustment in expenses due to effects of new contractual rates.
(B)  Reflects adjustment in expenses due to elimination of duplicative services.

                 See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS  (Unaudited)
As of October 31, 2001
--------------------------------------------------------------------------------

   ING            ING                                                                        ING               ING
 EUROPEAN    INTERNATIONAL                                                                EUROPEAN        INTERNATIONAL
EQUITY FUND      FUND       PRO FORMA                                                    EQUITY FUND          FUND        PRO FORMA
-------------------------------------                                                    -------------------------------------------
                Shares                                                                                       VALUE
-------------------------------------                                                    -------------------------------------------
                                                       COMMMON STOCK: 88.21%

                                       BELGIUM: 1.34%
       --       31,050      31,050     Fortis (B)                                        $        --     $   731,711     $   731,711
    3,449           --       3,449     Interbrew                                              89,468              --          89,468
                                                                                         -------------------------------------------
                                       TOTAL BELGIUM                                          89,468         731,711         821,179
                                                                                         -------------------------------------------
                                       CANADA: 0.96%
       --       12,000      12,000     Cameco Corp.                                               --         268,080         268,080
       --       28,200      28,200     Placer Dome, Inc.                                          --         321,762         321,762
                                                                                         -------------------------------------------
                                       TOTAL CANADA                                               --         589,842         589,842
                                                                                         -------------------------------------------
                                       DENMARK: 1.97%
       --        8,000       8,000     Novo-Nordisk A/S                                           --         320,000         320,000
       --       13,200      13,200     TDC A/S                                                    --         452,786         452,786
       --       25,200      25,200     TDC A/S ADR                                                 -         433,440         433,440
                                                                                         -------------------------------------------
                                       TOTAL DENMARK                                              --       1,206,226       1,206,226
                                                                                         -------------------------------------------
                                       FINLAND: 2.47%
   24,240       17,440      41,680     Nokia OYJ                                             506,476         364,395         870,871
       --        6,800       6,800     Nokia OYJ ADR                                              --         139,468         139,468
    9,035       29,600      38,635     Stora Enso OYJ-- Class R                              109,708         355,192         464,900
       --        3,400       3,400     Stora Enso OYJ-- Class A                                   --          41,118          41,118
                                                                                         -------------------------------------------
                                       TOTAL FINLAND                                         616,184         900,173       1,516,357
                                                                                         -------------------------------------------
                                       FRANCE: 9.59%
    9,753           --       9,753     Alcatel SA                                            147,112              --         147,112
    3,986        6,650      10,636     Aventis SA                                            293,091         487,736         780,827
       --        3,800       3,800     Aventis SA ADR                                             --         277,970         277,970
    4,976           --       4,976     AXA                                                   108,759              --         108,759
    2,850           --       2,850     BNP Paribas                                           236,861              --         236,861
    1,560           --       1,560     Bouygues                                               47,707              --          47,707
    1,020           --       1,020     Cap Gemini SA                                          57,340              --          57,340
    3,518           --       3,518     Carrefour SA                                          179,887              --         179,887
      818           --         818     Cie de Saint-Gobain                                   113,673              --         113,673
    1,567           --       1,567     France Telecom                                         58,449              --          58,449
      451           --         451     Groupe Danone                                          52,125              --          52,125
       --       27,000      27,000  @  Infogrames Entertainment                                   --         260,094         260,094
    1,380           --       1,380     L'OREAL                                                95,203              --          95,203
    1,392           --       1,392     Louis Vuitton Moet Hennessy                            49,042              --          49,042
    8,561           --       8,561  @  Orange SA                                              69,302              --          69,302
      431           --         431     Pinault-Printemps-Redoute                              49,582              --          49,582
      496           --         496     Sanofi-Synthelabo SA                                   32,678              --          32,678
    2,269       10,700      12,969     Schneider Electric SA                                  90,777         428,080         518,857
    1,717           --       1,717     Societe Assurances Generales de France                 79,225              --          79,225
       --       10,300      10,300     Societe Television Francaise 1                             --         231,238         231,238
    4,696           --       4,696     Suez Lyonnaise des Eaux SA                            147,538              --         147,538
    4,227        2,115       6,342     TotalFinaElf SA                                       593,108         296,764         889,872
       --        6,144       6,144     TotalFinaElf SA ADR                                        --         428,483         428,483
       --        8,900       8,900     Valeo SA                                                   --         304,194         304,194
    3,633           --       3,633     Vivendi Universal SA                                  169,594              --         169,594
       --       10,536      10,536     Vivendi Universal SA ADR                                   --         491,294         491,294
                                                                                         -------------------------------------------
                                       TOTAL FRANCE                                        2,671,053       3,205,853       5,876,906
                                                                                         -------------------------------------------
                                       GERMANY: 6.20%
      970        2,620       3,590     Allianz AG                                            228,412         616,947         845,359
    5,042           --       5,042     BASF AG                                               170,517              --         170,517
    4,002           --       4,002     Bayer AG                                              118,787              --         118,787
    1,411           --       1,411     Bayerische Hypo-und Vereinsbank AG                     43,492              --          43,492
    2,230           --       2,230     Commerzbank AG                                         37,007              --          37,007
    4,815           --       4,815     DaimlerChrysler AG                                    167,820              --         167,820
    3,104        6,889       9,993     Deutsche Bank AG                                      172,511         382,870         555,381
    4,516           --       4,516     Deutsche Lufthansa AG                                  47,524              --          47,524
    9,245           --       9,245     Deutsche Telekom                                      142,942              --         142,942
    5,032           --       5,032     E. On AG                                              262,057              --         262,057
    3,083           --       3,083     Infineon Technologies AG                               46,447              --          46,447
      681        1,980       2,661     Muenchener Rueckversicherungs AG                      179,776         522,697         702,473
    2,024           --       2,024     RWE AG                                                 79,919              --          79,919
    1,464           --       1,464     SAP AG                                                151,431              --         151,431
    1,690           --       1,690     Schering AG                                            87,175              --          87,175
    4,609           --       4,609     Siemens AG                                            223,156              --         223,156
    6,475           --       6,475     ThyssenKrupp AG                                        69,887              --          69,887
    1,320           --       1,320     Volkswagen AG                                          50,578              --          50,578
                                                                                         -------------------------------------------
                                       TOTAL GERMANY                                       2,279,438       1,522,514       3,801,952
                                                                                         -------------------------------------------
                                       HONG KONG: 1.57%
       --       14,200      14,200  @  China Mobile Hong Kong Ltd. ADR                            --         216,124         216,124
       --      580,000     580,000     Cosco Pacific Ltd.                                         --         304,872         304,872
       --    2,346,000  2 ,346,000     PetroChina Co. Ltd.                                        --         442,131         442,131
                                                                                         -------------------------------------------
                                       TOTAL HONG KONG                                            --         963,127         963,127
                                                                                         -------------------------------------------
                                       IRELAND: 1.10%
   11,106           --      11,106     Bank of Ireland                                        99,194              --          99,194
    3,991           --       3,991     CRH PLC                                                61,743              --          61,743
    3,338           --       3,338  @  Elan Corp. PLC                                        153,121              --         153,121
       --       39,400      39,400  @  Ryanair Holdings PLC                                       --         361,471         361,471
                                                                                         -------------------------------------------
                                       TOTAL IRELAND                                         314,058         361,471         675,529
                                                                                         -------------------------------------------
                                       ISRAEL: 1.40%
       --        7,900       7,900  @  Check Point Software Technologies                          --         233,208         233,208
       --       10,100      10,100     Teva Pharmaceutical Industries ADR                         --         624,180         624,180
                                                                                         -------------------------------------------
                                       TOTAL ISRAEL                                               --         857,388         857,388
                                                                                         -------------------------------------------

                                       ITALY: 3.27%
    4,618           --       4,618     Assicurazioni Generali                                126,479              --         126,479
       --       98,400      98,400     Banca Fideuram S.p.A                                       --         606,265         606,265
   26,972           --      26,972     Banca Nazionale Del Lavoro S.p.A.                      59,437              --          59,437
   24,928           --      24,928     Enel S.p.A.                                           140,358              --         140,358
   20,079           --      20,079     ENI-Ente Nazionale Idrocarburi S.p.A.                 251,396              --         251,396
   20,509           --      20,509     IntesaBci S.p.A.                                       47,962              --          47,962
   10,205       26,500      36,705     Sanpaolo IMI S.p.A.                                   107,118         278,159         385,277
   10,631           --      10,631     Telecom Italia S.p.A-- RNC                             51,444              --          51,444
   20,006           --      20,006     Telecom Italia S.p.A.                                 166,807              --         166,807
   12,906           --      12,906     TIM S.p.A.                                             70,230              --          70,230
   26,152           --      26,152     Unicredito Italiano S.p.A.                             96,442              --          96,442
                                                                                         -------------------------------------------
                                       TOTAL ITALY                                         1,117,673         884,424       2,002,097
                                                                                         -------------------------------------------
                                       JAPAN: 10.58%
       --        4,700       4,700     Advantest Corp.                                            --         241,626         241,626
       --      112,000     112,000     Bank of Yokohama Ltd.                                      --         398,482         398,482
       --       23,000      23,000     Dai Nippon Printing Co. Ltd.                               --         244,743         244,743
       --        1,800       1,800     Jafco Co. Ltd.                                             --         116,186         116,186
       --      117,000     117,000     Japan Securities Finance Co. Ltd.                          --         393,358         393,358
       --       29,000      29,000     Marui Co. Ltd.                                             --         392,125         392,125
       --       29,000      29,000     Matsushita Electric Industrial Co. Ltd.                    --         343,139         343,139
       --           28          28     Mitsubishi Tokyo Finance Group, Inc.                       --         207,924         207,924
       --        3,500       3,500     Murata Manufacturing Co. Ltd.                              --         219,348         219,348
       --       66,000      66,000     Nikko Cordial Corp.                                        --         356,000         356,000
       --      254,000     254,000     Nippon Steel Corp.                                         --         339,924         339,924
       --       32,000      32,000     Nomura Securities Co. Ltd.                                 --         420,417         420,417
       --           33          33     NTT Docomo, Inc.                                           --         447,020         447,020
       --        5,700       5,700     Otsuka Kagu Ltd.                                           --         309,315         309,315
       --       33,000      33,000     Sekisui House Ltd.                                         --         265,519         265,519
       --        4,700       4,700     Shohkoh Fund                                               --         576,833         576,833
       --       17,800      17,800     Sony Corp.                                                 --         672,520         672,520
       --       34,000      34,000     Tokio Marine & Fire Insurance Co. Ltd.                     --         277,727         277,727
       --        6,400       6,400     Tokyo Electron Ltd.                                        --         262,695         262,695
                                                                                         -------------------------------------------
                                       TOTAL JAPAN                                                --       6,484,901       6,484,901
                                                                                         -------------------------------------------
                                       NETHERLANDS: 6.58%
    8,035           --       8,035     ABN Amro Holding NV                                   122,571              --         122,571
   13,347           --      13,347     Aegon NV                                              334,938              --         334,938
    2,080           --       2,080     Akzo Nobel NV                                          85,217              --          85,217
    4,397       11,900      16,297  @  ASML Holding NV                                        63,278         171,255         234,533
       --       26,000      26,000  @  ASML Holding NV ADR                                        --         373,880         373,880
    9,157           --       9,157     Elsevier                                              106,330              --         106,330
   10,666           --      10,666     Fortis (NL)                                           252,310              --         252,310
    3,966           --       3,966     Heineken Holding NV                                   105,233              --         105,233
    9,084       14,650      23,734     Koninklijke Ahold NV                                  255,413         411,911         667,324
    8,801           --       8,801     Koninklijke Philips Electronics NV                    199,801              --         199,801
    3,265           --       3,265  @  Libertel NV                                            24,991              --          24,991
       --       17,090      17,090     Royal Dutch Petroleum Co. ADR                              --         863,216         863,216
    4,882           --       4,882     Royal KPN NV                                           18,882              --          18,882
    3,798           --       3,798     STMicroelectronics NV                                 107,266              --         107,266
    8,152       16,380      24,532     TPG NV                                                159,258         320,000         479,258
    1,844           --       1,844     VNU NV                                                 53,738              --          53,738
                                                                                         -------------------------------------------
                                       TOTAL NETHERLANDS                                   1,889,226       2,140,262       4,029,488
                                                                                         -------------------------------------------
                                       NEW ZEALAND: 0.42%
       --      232,000     232,000     Fletcher Building Ltd.                                     --         258,296         258,296
                                                                                         -------------------------------------------
                                       TOTAL NEW ZEALAND                                          --         258,296         258,296
                                                                                         -------------------------------------------
                                       PORTUGAL: 0.20%
   15,658           --      15,658  @  Portugal Telecom SGPS SA                              123,936              --         123,936
                                                                                         -------------------------------------------
                                       TOTAL PORTUGAL                                        123,936              --         123,936
                                                                                         -------------------------------------------
                                       PHILIPPINES: 0.30%
       --      293,500     293,500     Manila Electric Co.                                        --         186,439         186,439
                                                                                         -------------------------------------------
                                       TOTAL PHILIPPINES                                          --         186,439         186,439
                                                                                         -------------------------------------------
                                       SPAIN: 3.13%
   13,080           --      13,080     Banco Bilbao Vizcaya Argentaria SA                    146,236              --         146,236
    3,009       17,750      20,759     Banco Popular Espanol                                 100,950         595,503         696,453
   23,356           --      23,356     Banco Santander Central Hispano SA                    179,615              --         179,615
    9,050           --       9,050     Endesa SA                                             138,380              --         138,380
       --       14,600      14,600  @  Sogecable SA                                               --         328,299         328,299
   27,939           --      27,939  @  Telefonica SA                                         335,231              --         335,231
    6,671           --       6,671  @  Terra Networks                                         43,502              --          43,502
    3,286           --       3,286     Union Fenosa SA                                        48,797              --          48,797
                                                                                         -------------------------------------------
                                       TOTAL SPAIN                                           992,711         923,802       1,916,513
                                                                                         -------------------------------------------
                                       SWEDEN: 2.58%
       --       68,800      68,800     Europolitan Holdings AB                                    --         412,791         412,791
       --       23,180      23,180     Foreningssparbanken                                        --         232,519         232,519
   23,463           --      23,463     Nordea AB                                             103,831              --         103,831
    5,543           --       5,543     Nordea AB ADR                                          24,629              --          24,629
    7,315           --       7,315     Securitas AB                                          121,724              --         121,724
   11,157           --      11,157     Skandia Forsakrings AB                                 66,941              --          66,941
    3,840           --       3,840     SKF AB                                                 64,439              --          64,439
       --       83,922      83,922     Swedish Match AB                                           --         432,713         432,713
   27,762           --      27,762     Telefonaktiebolaget LM Ericsson                       120,242              --         120,242
                                                                                         -------------------------------------------
                                       TOTAL SWEDEN                                          501,806       1,078,023       1,579,829
                                                                                         -------------------------------------------
                                       SWITZERLAND: 8.86%
    5,024           --       5,024     ABB Ltd.                                               42,704              --          42,704
    5,631           --       5,631     Credit Suisse Group                                   205,571              --         205,571
       --        1,210       1,210     Givaudan                                                   --         369,963         369,963
    1,960        2,250       4,210     Nestle SA                                             406,311         466,428         872,739
   11,770           --      11,770     Novartis AG                                           440,124              --         440,124
       --       27,200      27,200     Novartis AG ADR                                            --       1,023,536       1,023,536
    4,645        9,100      13,745     Roche Holding AG                                      321,682         630,205         951,887
      993        3,480       4,473     Swiss Reinsurance                                     102,014         357,512         459,526
    1,829           --       1,829  @  Syngenta AG                                            93,391              --          93,391
    6,705       11,028      17,733     UBS AG                                                311,408         511,368         822,776
      630           --         630     Zurich Financial Services AG                          144,084              --         144,084
                                                                                         -------------------------------------------
                                       TOTAL SWITZERLAND                                   2,067,289       3,359,012       5,426,301
                                                                                         -------------------------------------------
                                       TAIWAN: 0.71%
       --       33,700      33,700  @  Taiwan Semiconductor Manufacturing Co. Ltd. ADR            --         435,067         435,067
                                                                                         -------------------------------------------
                                       TOTAL TAIWAN                                               --         435,067         435,067
                                                                                         -------------------------------------------

                                       UNITED KINGDOM: 24.20%
    8,903           --       8,903     Abbey National PLC                                    132,309              --         132,309
    6,676           --       6,676     AstraZeneca PLC                                       300,742              --         300,742
   12,640           --      12,640     BAE Systems PLC                                        61,330              --          61,330
    8,407       15,900      24,307     Barclays PLC                                          252,806         478,127         730,933
  101,290       87,100     188,390     BP PLC                                                816,650         702,243       1,518,893
       --       40,800      40,800  @  British SKY Broadcasting PLC                               --         456,380         456,380
   32,875           --      32,875     British Telecommunications PLC                        166,196              --         166,196
       --       29,135      29,135     Cable & Wireless PLC                                       --         131,629         131,629
       --       75,983      75,983     Cadbury Schweppes PLC                                      --         472,429         472,429
       --       57,600      57,600     Capita Group PLC                                           --         363,989         363,989
   13,195           --      13,195     CGNU PLC                                              158,139              --         158,139
   19,291           --      19,291     CMG PLC                                                61,424              --          61,424
   72,992           --      72,992  @  Colt Telecom Group PLC                                124,592              --         124,592
   24,824           --      24,824     Compass Group PLC                                     180,850              --         180,850
       --      206,400     206,400     Corus Group PLC                                            --         165,660         165,660
   21,660       48,778      70,438     Diageo PLC                                            216,011         486,453         702,464
   17,010           --      17,010     Dixons Group PLC                                       52,294              --          52,294
   21,651       24,325      45,976     GlaxoSmithKline PLC                                   581,870         653,734       1,235,604
    6,654           --       6,654     HBOS PLC                                               74,914              --          74,914
   39,409           --      39,409     HSBC Holdings PLC                                     431,375              --         431,375
   37,244           --      37,244  @  International Power PLC                               119,571              --         119,571
   35,744           --      35,744     Invensys PLC                                           32,713              --          32,713
   50,017           --      50,017     Lattice Group PLC                                     112,441              --         112,441
   28,352           --      28,352     Lloyds TSB Group PLC                                  285,837              --         285,837
       --       45,000      45,000     Matalan PLC                                                --         236,645         236,645
   15,785           --      15,785     National Grid Group PLC                               111,903              --         111,903
    9,382       39,500      48,882     Pearson PLC                                           112,169         472,251         584,420
       --       27,600      27,600     Pizzaexpress PLC                                           --         309,686         309,686
       --       39,400      39,400     Provident Financial PLC                                    --         365,168         365,168
    7,367           --      7,367      Prudential PLC                                         77,055              --          77,055
       --       19,900      19,900     Reckitt Benckiser PLC                                      --         277,524         277,524
       --       37,000      37,000     Reed Intl. PLC                                             --         302,612         302,612
    9,681           --       9,681     Reuters Group PLC                                      91,554              --          91,554
       --       14,680      14,680     Rio Tinto PLC                                              --         237,994         237,994
       --        3,800       3,800     Rio Tinto PLC ADR                                          --         246,392         246,392
   10,580           --      10,580     Royal & Sun Alliance Insurance Group                   57,482              --          57,482
   14,949       15,625      30,574     Royal Bank of Scotland Group PLC                      357,235         373,390         730,625
   15,815           --      15,815     Scottish Power PLC                                     90,749              --          90,749
   98,871           --      98,871     Shell Transport & Trading Co. PLC                     739,694              --         739,694
    9,781           --       9,781     Standard Chartered PLC                                 97,615              --          97,615
   42,445           --      42,445     Tesco PLC                                             149,525              --         149,525
   26,412           --      26,412     Unilever PLC                                          191,652              --         191,652
  409,319      345,972     755,291     Vodafone Group PLC                                    945,443         799,124       1,744,567
       --        1,900       1,900     Vodafone Group PLC ADR                                     --          43,928          43,928
    7,598           --       7,598     WPP Group PLC                                          68,709              --          68,709
                                                                                         -------------------------------------------
                                       TOTAL UNITED KINGDOM                                7,252,849       7,575,358      14,828,207
                                                                                         -------------------------------------------
                                       UNITED STATES: 0.78%
       --        9,000       9,000  @  Mercury Interactive Corp.                                  --         214,380         214,380
       --        5,400       5,400     Schlumberger Ltd.                                          --         261,468         261,468
                                                                                         -------------------------------------------
                                       TOTAL UNITED STATES                                        --         475,848         475,848
                                                                                         -------------------------------------------
                                       TOTAL COMMON STOCK
                                         (COST $24,159,555, $39,376,329, $63,535,884)     19,915,691      34,139,737      54,055,428
                                                                                         -------------------------------------------
                                                    PREFERRED STOCK: 0.78%

                                       GERMANY: 0.78%
       --        4,996       4,996     Henkel KGaA                                                --         295,368         295,368
       --        3,930       3,930     Rhoen Klinikum AG                                          --         179,853         179,853
                                                                                         -------------------------------------------
                                       TOTAL GERMANY                                              --         475,221         475,221
                                                                                         -------------------------------------------

                                       TOTAL PREFERRED STOCK
                                         (COST $0, $473,035, $473,035)                            --         475,221         475,221
                                                                                         -------------------------------------------

                                                     MUTUAL FUNDS: 3.63%

                                       UNITED STATES: 3.63%
       --       34,600      34,600     iShares, Inc. (MSCI Germany Index Fund)                    --         454,990         454,990
       --       62,200      62,200     iShares, Inc. (MSCI Japan Index Fund)                      --         521,858         521,858
       --       87,400      87,400     iShares, Inc. (MSCI United Kingdom Index Fund)             --       1,247,198       1,247,198
                                                                                         -------------------------------------------
                                        TOTAL MUTUAL FUNDS
                                          (COST $0, $2,328,022, $2,328,022)                       --       2,224,046       2,224,046
                                                                                         -------------------------------------------

                                        TOTAL LONG-TERM INVESTMENTS
                                          (COST $24,159,555, $42,177,386, $66,336,941)     19,915,691     36,839,004      56,754,695
                                                                                         -------------------------------------------

         PRINCIPAL AMOUNT
----------------------------------

                                                SHORT-TERM INVESTMENTS: 6.03%

                                       U.S. GOVERNMENT OBLIGATIONS: 6.03%
$      --   $2,000,000  $2,000,000     Federal Home Loan Mortgage Corporation,
                                          2.460, due 11/01/01                                      --      2,000,000       2,000,000
       --    1,000,000   1,000,000     U.S. Treasury Bills, 2.260%, due 11/15/01                   --        999,121         999,121
       --      700,000     700,000     U.S. Treasury Bills, 3.340%, due 11/15/01                   --        699,091         699,091
                                                                                         -------------------------------------------
                                                                                                   --      3,698,212       3,698,212
                                                                                         -------------------------------------------

                                       TOTAL SHORT-TERM INVESTMENTS
                                         (COST $0, $3,698,212, $3,698,212)                         --      3,698,212       3,698,212
                                                                                         -------------------------------------------

                                       TOTAL INVESTMENTS IN SECURITIES
                                         (COST $24,159,555, $45,875,598,
                                         $70,035,153)                         98.65%      $19,915,691    $40,537,216     $60,452,907
                                       OTHER ASSETS AND LIABILITIES-NET        1.35%          395,380        433,427         828,807
                                                                                         -------------------------------------------
                                       NET ASSETS                            100.00%      $20,311,071    $40,970,643     $61,281,714
                                                                                         ===========================================

@    Non-income producing security
ADR  American Depository Receipt

                 See Accompanying Notes to Financial Statements

                                          ING            ING
                                       EUROPEAN     INTERNATIONAL    UNAUDITED
                                      EQUITY FUND       FUND         PRO FORMA
                                     PERCENTAGE OF  PERCENTAGE OF  PERCENTAGE OF
      INDUSTRY                         NET ASSETS     NET ASSETS     NET ASSETS
      --------                         ----------     ----------     ----------
Advertising                               0.34%           --           0.11%
Aerospace/Defense                         0.31%           --           0.10%
Agriculture                                 --          1.05%          0.70%
Airlines                                  0.23%         0.88%          0.66%
Auto Manufacturers                        1.08%           --           0.36%
Auto Parts & Equipment                      --          0.74%          0.50%
Banks                                    18.35%         8.44%         11.73%
Beverages                                 2.02%         1.19%          1.47%
Building Materials                        0.86%         0.63%          0.71%
Chemicals                                 2.30%         0.90%          1.36%
Commercial Services                       0.60%         2.23%          1.69%
Computers                                 0.58%           --           0.19%
Cosmetics/Personal Care                   0.47%           --           0.16%
Diversified Financial Services            1.24%         8.42%          6.04%
Electric                                  4.88%         0.45%          1.92%
Electronics                               0.98%         1.13%          1.08%
Engineering & Construction                0.45%           --           0.15%
Equity Fund                                 --          5.43%          3.63%
Food                                      6.08%         3.30%          4.22%
Food Service                              0.89%           --           0.29%
Forest Products & Paper                   0.54%         0.97%          0.83%
Gas                                       0.55%           --           0.18%
Hand/Machine Tools                        0.45%         1.04%          0.84%
Healthcare-Services                         --          0.44%          0.29%
Holding Companies-Diversified             0.24%           --           0.08%
Home Builders                               --          0.65%          0.43%
Home Furnishings                            --          2.48%          1.66%
Household Products/Wares                    --          1.40%          0.94%
Insurance                                 8.19%         4.33%          5.61%
Internet                                  0.21%         0.57%          0.45%
Iron/Steel                                0.34%         1.23%          0.94%
Media                                     2.63%         5.57%          4.60%
Metal Fabricate/Hardware                  0.32%           --           0.11%
Mining                                      --          2.62%          1.75%
Miscellaneous Manufacturing               1.26%           --           0.42%
Oil & Gas                                11.82%           --           3.93%
Oil & Gas Services                          --          7.31%          4.89%
Pharmaceuticals                          10.88%         9.81%         10.16%
Retail                                    0.50%         3.05%          2.20%
Semiconductors                            1.07%         3.03%          2.38%
Software                                  0.75%         1.16%          1.02%
Telecommunications                       15.13%         8.40%         10.63%
Transportation                            0.78%         0.78%          0.78%
Venture Capital                             --          0.28%          0.19%
Water                                     0.73%           --           0.24%
Short-Term Investments                      --          9.03%          6.03%
Other Assets and Liabilities, Net         1.95%         1.06%          1.35%
                                        ------        ------         ------
NET ASSETS                              100.00%       100.00%        100.00%
                                        ======        ======         ======

                 See Accompanying Notes to Financial Statements

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


Note 1 - Basis of Combination:

     On February 26, 2002, the Boards of ING International Fund ("International Fund") and ING European Equity Fund ("European Equity Fund")(collectively the "Funds", individually the "Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of European Equity Fund, International Fund will acquire all of the assets of the European Equity Fund subject to the liabilities of such Fund, in exchange for a number of shares of International Fund equal in value to the net assets of European Equity Fund (the "Merger").

     The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at October 31, 2001. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of the Funds at October 31, 2001. The unaudited pro forma statement of operations reflects the results of operations of the Funds for the year ended October 31, 2001. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for each Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of International Fund for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statements of Additional Information.

Note 2 - Security Valuation:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors/Trustees. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 - Capital Shares:

     The unaudited pro forma net asset value per share assumes additional shares of common stock of International Fund issued in connection with the proposed acquisition of European Equity Fund by International Fund as of October 31, 2001. The number of additional shares issued was calculated by dividing the net asset value of each Class of European Equity Fund by the respective Class net asset value per share of International Fund.

Note 4  - Unaudited Pro Forma Adjustments:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on October 31, 2001. European Equity Fund expenses were adjusted assuming International Fund's fee structure was in effect for the entire year ended October 31, 2001.

Note 5 - Merger Costs:

     Merger costs are estimated at approximately $125,000 and are not included in the unaudited pro forma statement of operations since these costs are not reccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. ING Investments LLC, Investment Adviser to the Funds, will bear half of the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization based on their relative net assets.

Note 6 - Federal Income Taxes:

     It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward, which may offset International Fund's capital gains in any given year may be limited as a result of previous reorganizations. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                            ING EUROPEAN EQUITY FUND

          PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JULY 22, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) MICHAEL J. ROLAND AND KIMBERLY A. ANDERSON or any one or more of them, proxies, with full power of substitution, to vote all shares of ING European Equity Fund (the "Fund") a series of ING Funds Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on July 22, 2002 at 8:00 a.m., Local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To  approve  an  Agreement  and  Plan  of  Reorganization  providing  for the acquisition of all of the assets of ING European Equity Fund by ING International Fund in exchange for Class A, B, and C shares of common stock of ING International Fund, Inc. and the assumption by ING International Fund, Inc. of all of the liabilities of ING European Equity Fund, a series of ING Funds Trust.

    For [ ]                      Against [ ]                      Abstain [ ]

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


----------------------------------                               ---------------
Signature                                                              Date

----------------------------------                               ---------------
Signature (if held jointly)                                            Date


ING Funds Trust
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Article SIXTH of the Registrant's Articles of Incorporation provides that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no Director or officer of the corporation shall have any liability to the corporation or its stockholders  for  damages.  This  limitation  on  liability  applies  to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. The corporation shall indemnify and advance expenses to its currently acting and its former Directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its Directors and to such further extent as is consistent with the law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by Maryland General Corporation Law. No provision of Article SIXTH shall be effective to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended ("1933 Act") or of the Investment Company Act of 1940, as amended ("1940 Act") or of any valid rule, regulation or order of the U.S. Securities and Exchange Commission ("SEC") thereunder or (ii) to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. References to the Maryland General Corporation Law in this Item 15 are to the law as from time to time amended.

     Section 10 of Registrant's Investment Management Agreement provides for the indemnification of Registrant's Investment Adviser against all liabilities incurred by it in performing its obligations under the agreement, and in connection with any Sub-Adviser performing its obligations under any sub-advisory agreement, except with respect to matters involving the Investment Adviser's or Investment Sub-Adviser's disabling conduct.

     Section 7 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

     Section 20 of the Distribution Agreement provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

     Registrant has obtained from a major insurance carrier a Director's and officers' liability policy covering certain types of errors and omissions.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation, or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such Directors, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1) (A) Form of Articles of Incorporation -- filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (B) Form of Articles Supplementary Designating Classes A, B, C & Q -- filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (C)  Form of  Articles  Supplementary  Designating  Class I --  filed as an
          Exhibit to Registrant's Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on November 9, 2001 and incorporated herein by reference.
     (D) Form of Articles of Amendment -- filed as an Exhibit to Registrant's Post-Effective Amendment No. 14 to Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(2) Form of Bylaws -- filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

(3)  Not Applicable

(4) Agreement and Plan of Reorganization between ING Funds Trust, on behalf of its ING European Equity series and ING International Fund, Inc., on behalf of its sole series, ING International Fund -- filed herewith.

(5)  Not Applicable

(6) Form of Investment Management Agreement between Registrant and Pilgrim Investments, Inc. -- filed as an Exhibit to Registrant's Form N-14 Registration Statement filed on December 22, 2000 and incorporated herein by reference.

(7) Form of Underwriting Agreement between Registrant and Pilgrim Securities, Inc. -- filed as an Exhibit to Registrant's Form N-14 Registration Statement filed on December 22, 2000 and incorporated herein by reference.

(8)  Not Applicable

(9) (A) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. -- filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (B) Form of Amended Custodian Agreement between Registrant and Brown Brothers Harriman & Co. -- filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement filed on March 1, 2001 and incorporated herein by reference.

(10) (A) Form of Service and Distribution Plan for Class A Shares -- filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (B) Form of Service and Distribution Plan for Class B Shares -- filed as an Exhibit to Registrant's Post-Effective Amendment No. 14 to Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.
     (C) Form of Service and Distribution Plan for Class C Shares -- filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (D) Form of Shareholder Service Plan for Class Q Shares -- filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (E) Form of Multiple Class Plan Pursuant to Rule 18f-3 -- filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (F) Form of Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 -- filed as an Exhibit to Registrant's Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on November 9, 2001 and incorporated herein by reference.

(11) Form of Opinion and Consent of Counsel -- filed herewith.

(12) Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences -- filed herewith.

(13) (A) Form of Administration Agreement between Registrant and Pilgrim Group, Inc. -- filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (B) Form of Amended Administration Agreement between Registrant and ING Pilgrim Group, LLC -- filed as an Exhibit to Registrant's Post-Effective Amendment No. 14 to Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.
     (C) Form of Expense Limitation Agreement between Registrant and Pilgrim Investments, Inc. -- Filed as an exhibit to Post-Effective Amendment No. 9 to the Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (D) Form of Fund Accounting Agreement with Brown Brothers Harriman & Co. -- filed as an Exhibit to Registrant's Post-Effective Amendment No. 14 to Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(14) Consent of PricewaterhouseCoopers LLP -- Filed herewith.

(15) Not Applicable

(16) Powers of Attorney -- Filed herewith.

(17) Not Applicable

ITEM 17. UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus, which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the 1933 Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 12th day of April 2002.

                                        PILGRIM INTERNATIONAL FUND, INC.


                                        By: /s/ Kimberly A. Anderson
                                            ------------------------------------
                                            Kimberly A. Anderson
                                            Vice President and Secretary

         Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          SIGNATURE                         TITLE                      DATE
          ---------                         -----                      ----

                                   Director and Chairman          April 12, 2002
------------------------------
       John G. Turner*

                                   President and Chief            April 12, 2002
------------------------------     Executive Officer
      James M. Hennessy*

                                   Executive Vice President       April 12, 2002
------------------------------     and Principal Financial
      Michael J. Roland*           Officer

                                   Director                       April 12, 2002
------------------------------
       Paul S. Doherty*

                                   Director                       April 12, 2002
------------------------------
      J. Michael Earley*

                                   Director                       April 12, 2002
------------------------------
    R. Barbara Gitenstein*

                                   Director                       April 12, 2002
------------------------------
      R. Glenn Hilliard*

                                   Director                       April 12, 2002
------------------------------
     Walter H. May, Jr.*

                                   Director                       April 12, 2002
------------------------------
     Thomas J. McInerney*

                                   Director                       April 12, 2002
------------------------------
         Jock Patton*

                                   Director                       April 12, 2002
------------------------------
      David W.C. Putnam*

                                   Director                       April 12, 2002
------------------------------
       Blaine E. Rieke*

                                   Director                       April 12, 2002
------------------------------
      Roger B. Vincent*

                                   Director                       April 12, 2002
------------------------------
    Richard A. Wedemeyer*


*By: /s/ Kimberly A. Anderson
     -----------------------------
     Kimberly A. Anderson
     Attorney-in-Fact**

**   Executed pursuant to powers of attorney filed herewith.

                                  EXHIBIT INDEX

(4) Form of Agreement and Plan of Reorganization between ING International Fund, Inc., on behalf of its sole series, ING International Fund, and ING Funds Trust, on behalf of ING European Equity Fund

(11)      Form of Opinion and Consent of Counsel

(12)      Form of Opinion of Counsel Supporting Tax Matters and Consequences

(14)      Consent of PricewaterhouseCoopers LLP

(16)      Powers of Attorney